UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Alfred P. Ouellette
Senior Counsel and Assistant Secretary

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4324

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2007

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock
MUTUAL FUNDS

John Hancock
Investment Grade Bond Fund

Annual Report
5.31.07

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 20

Notes to financial
statements
page 27

Trustees and officers
page 40

For more information
page 44

CEO corner

To Our Shareholders,

The U.S. financial markets turned in strong results over the last 12 months. Positive economic news, better-than-expected corporate earnings growth, buoyant global economies, and increased merger and acquisitions activity served to overcome concerns about inflation, high energy costs, a housing slowdown and the troubled subprime mortgage market. Even with a sharp, albeit brief, decline during the period, the broad stock market, as measured by the Standard & Poor’s 500 Index, returned 22.79% for the year ended May 31, 2007.

This environment also led the Federal Reserve Board to hold short-term interest rates steady, and fixed-income securities also produced positive results. The broad Lehman Brothers Aggregate Bond Index returned 6.66% for the year, while high-yield corporate bonds remained the best performers, reflecting the favorable credit environment and strong demand for yield.

After the market’s moves of the last year, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market. Investors are also dealing with heightened uncertainty about the direction of interest rates. Inflation data at the end of the period caused anxiety that the Fed would not cut interest rates any time soon, as had previously been expected.

It may also be time to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance and may now represent a larger percentage of your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks a high level of current income, consistent with preservation of capital and maintenance of liquidity, by normally investing at least 80% of its assets in investment-grade bonds (securities rated from AAA to BBB.)

Over the last twelve months

► Bonds posted solid gains, as economic growth slowed and interest rates remained relatively stable.

► Sectors with a yield advantage over Treasuries produced the best returns.

► The Fund benefited from both a sizable investment in mortgage and investment-grade corporate bonds as well as positive security selection.

Top 10 issuers

Federal National Mortgage Assn.	22.7%	Goldman Sachs Group, Inc.	2.3%

Federal Home Loan Mortgage Corp.	13.7%	Bear Stearns Cos., Inc. (The)	1.9%

United States Treasury	6.2%	GMAC	1.9%

JPMorgan Chase	4.3%	Morgan Stanley Capital	1.6%

Bank of America	3.3%	Washington Mutual, Inc.	1.6%

As a percentage of net assets on May 31, 2007.

1

Managers’ report

John Hancock
Investment Grade Bond Fund

The U.S. economy’s slowdown over the past year spelled relief for bond investors. Gross domestic product — a key measure of U.S. economic growth — fell dramatically, driven by weakness in the housing market. As home prices, sales and building permits dropped, a growing number of subprime mortgages defaulted, causing lenders to screen borrowers more carefully. Elsewhere, the economy held up well, with unemployment staying at low levels and inflation, as measured by the Consumer Price Index, declining to 2.6% by period end. Against this backdrop, the federal funds rate, a key overnight lending rate, stayed put, after rising to 5.25% in June 2006.

Search for added yield

With interest rate volatility at historically low levels, bond investors saw little meaningful change in bond prices and continued to search for added yield. High yield bonds did particularly well, as the economy’s strength outside the housing sector eased credit quality concerns. During the year, the yield curve — a graph that plots the yields on short- to long-term bonds — was flat, with 30-year Treasury yields approaching yields on two-year Treasuries. Long-term bonds beat shorter-maturity issues by a small margin.

Performance review

John Hancock Investment Grade Bond Fund’s Class A, Class B, Class C and Class I shares returned 6.63%, 5.84%, 5.84% and 7.00%,

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE... AND WHAT’S BEHIND THE NUMBERS
Ford Motor Credit	▲	Improved sector outlook; competitor’s spin off
America Movil	▲	Better fiscal and political stability in emerging markets
Thomas & Betts	▼	Short-maturity bond with little interest rate sensitivity

2

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Barry H. Evans, CFA, Howard C. Greene, CFA, and Jeffrey N. Given, CFA

respectively, at net asset value, over the 12 months ended May 31, 2007. Over the same period, the Lehman Brothers Aggregate Bond Index returned 6.66%, and the Morningstar, Inc., intermediate term bond fund category returned an average of 6.21% .1 Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested for the entire period or did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

“The U.S. economy’s slowdown
over the past year spelled relief
for bond investors.”

The Fund benefited from its high stake in bonds with a yield advantage over Treasuries, including mortgage bonds and investment-grade corporate issues, as well as positive security selection.

Biggest impact from mortgage bonds

Mortgage bonds, which represented over half of the Fund’s assets, made the strongest contribution to returns as the sector’s yield advantage continued to attract investors. In addition, mortgage securities performed well as the slowing housing market lowered the pace of prepayments, which occur when homeowners pay off their mortgages before their due dates.

QUALITY
DISTRIBUTION[2]
AAA	66%
AA	6%
A	7%
BBB	15%
BB	1%
B	1%

Our emphasis was on traditional mortgage bonds issued by the Federal National Mortgage Association (FNMA). Over the second half of the period, we trimmed our stake in FNMAs and modestly increased our investments in collateralized mortgage obligations (CMOs) and adjustable rate mortgage bonds (ARMs). CMOs are structured mortgage products with more stable average lives than traditional mortgages. We focused on intermediate-maturity issues, which tend to be the best-performing maturities as the yield curve gets steeper. ARMs offered higher yields

Investment Grade Bond Fund

3

than investment-grade corporate bonds without the risk of rapid price depreciation. We boosted credit quality by adding to commercial mortgage bond securities (CMBS). These are AAA-rated mortgages issued for large commercial buildings, such as office buildings or shopping malls. CMBS yields are similar to those on A-rated corporate bonds. The Fund had less than 1% of its assets in the subprime mortgage sector, which came under pressure as default rates rose.

Reduced exposure to corporate sector

Investment-grade corporate bonds further aided returns. Our focus was on the finance and utilities sectors, where companies have to keep their investment grade status to do business, making them less likely to add debt on their balance sheets. We reduced our cable and media exposure because of concerns that companies would use their strong cash flows to go private or buy back shares, adding debt to the balance sheet that could erode liquidity and credit ratings.

Top performers included Ford Motor Credit Co., the financing arm for Ford vehicles, and America Movil SA de CV, a cell phone company in Mexico. Ford Motor Credit bonds, which had a total return of over 16%, rebounded as the sector’s outlook improved and General Motors spun off its financing arm. America Movil bonds produced almost a 12% total return, benefiting from improved fiscal and political outlooks in many emerging markets, as well as strong economic growth overseas. Among the weaker performers were shorter-maturity bonds with less sensitivity to interest rate changes, including an issue from Thomas & Betts Corp., a company that makes electronic connectors.

INDUSTRY DISTRIBUTION[2]
Government — U.S.
agency	40%
Mortgage bonds	28%
Financials	11%
Government — U.S.	6%
Utilities	4%
Consumer discretionary	2%
Telecommunication
services	2%
Energy	2%
Industrials	1%

Over the second half of the period, we trimmed exposure to the corporate sector as the difference between the yields on corporate and Treasury bonds narrowed. We were also concerned by the rise in leveraged buyouts and massive share buybacks. These types of transactions typically add debt to corporate balance sheets, raising the potential for defaults, lower credit ratings and bond price declines.

More muted gains in the Treasury market

The Fund had a below-average stake in Treasury bonds, which produced more modest returns than other fixed-income

Investment Grade Bond Fund

4

sectors. Yields moved little, with 10-year Treasuries at 5.12% on May 31, 2006, and 4.89% a year later. Our focus was on intermediate-maturity issues of 5–10 years that would do well if the yield curve steepened. We also increased our stake in Treasury Inflation Protected securities (TIPs), whose principal and interest rates are tied to inflation rates. We started buying TIPs in late 2006 as easing inflation concerns depressed valuations. TIPs performed well in the first quarter of 2007, but produced more mixed results the rest of the period.

“The Fund benefited from its
high stake in bonds with a yield
advantage over Treasuries,
including mortgage bonds and
investment-grade corporate
issues…”

Potential for Fed to stay on hold

We believe the Federal Reserve has little intention of moving interest rates over the next three to six months. To increase rates, the Fed would need a clear sign that the economy or inflation pressures were heating up. Over the last several months, the opposite has occurred. With inflation at the high end of the Fed’s comfort zone, however, the Fed is likely to hold off as long as it can before lowering rates. We plan to monitor the housing slowdown’s impact on the rest of the economy, which could increase the likelihood of a Fed easing. Conversely, if economic growth comes in higher than expected, the Fed could raise short-term rates again. Given this environment, 10-year Treasury yields will most likely stay in the 5.00% to 5.50% range, unless overseas buyers of U.S. Treasuries disappear, in which case interest rates might gravitate upwards to entice additional investors.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on May 31, 2007.

Investment Grade Bond Fund

5

A look at performance

For the periods ended May 31, 2007

		Average annual returns				Cumulative total returns				SEC 30-
		with maximum sales charge (POP)				with maximum sales charge (POP)				day yield
	Inception				Since				Since	as of
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception	5-31-07

A	12-31-91	1.82%	3.49%	5.20%	—	1.82%	18.73%	65.98%	—	4.42%

B	12-31-91	0.84	3.33	5.06	—	0.84	17.78	63.88	—	3.88

C	4-1-99	4.84	3.67	—	4.46%	4.84	19.75	—	42.77%	3.87

I1	7-28-03	7.00	—	—	3.88	7.00	—	—	15.75	4.99

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charge is not applicable for Class I shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I share prospectus.

Investment Grade Bond Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Investment Grade Bond Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Lehman Brothers Aggregate Bond Index.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index

B2	5-31-97	$16,388	$16,388	$18,203

C2	4-1-99	14,277	14,277	15,663

I3	7-28-03	11,575	11,575	11,578

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of May 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Lehman Brothers Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I share prospectus.

Investment Grade Bond Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2006, with the same investment held until May 31, 2007.

	Account value	Ending value	Expenses paid during period
	on 12-1-06	on 5-31-07	ended 5-31-07[1]

Class A	$1,000.00	$1,009.10	$4.82

Class B	1,000.00	1,005.30	8.62

Class C	1,000.00	1,005.30	8.62

Class I	1,000.00	1,010.90	3.12

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2007 by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Investment Grade Bond Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2006, with the same investment held until May 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 12-1-06	on 5-31-07	ended 5-31-07[1]

Class A	$1,000.00	$1,020.10	$4.85

Class B	1,000.00	1,016.30	8.67

Class C	1,000.00	1,016.30	8.67

Class I	1,000.00	1,021.80	3.13

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.96%, 1.71%, 1.72% and 0.61% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Investment Grade Bond Fund

9

F I N A N C I A L  S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 5-31-07

This schedule is divided into three main categories: bonds, U.S. government and agencies securities, and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 49.75%					$60,977,399
(Cost $61,996,491)

Airlines 0.43%					531,514

Continental Airlines, Inc.,
Pass Thru Ctf Ser 1999-1A	6.545%	02-02-19	A–	$113	116,389

Delta Airlines, Inc.,
Sr Pass Thru Ctf Ser 02-1	6.417	07-02-12	AAA	405	415,125

Asset Management & Custody Banks 0.89%					1,095,804

Rabobank Capital Fund II,
Perpetual Bond (5.260% to
12-31-13 then variable) (S)	5.260	12-29-49	AA	1,130	1,095,804

Broadcasting & Cable TV 0.69%					846,345

Comcast Cable Communications
Holdings, Inc.,
Gtd Note	8.375	03-15-13	BBB+	750	846,345

Casinos & Gaming 0.80%					984,302

Harrah’s Operating Co., Inc.,
Gtd Sr Note	5.500	07-01-10	BB	525	515,813

Mashantucket West Pequot,
Bond (S)	5.912	09-01-21	BBB–	175	164,838

Seminole Tribe of Florida,
Bond (S)	6.535	10-01-20	BBB–	315	303,651

Consumer Finance 0.98%					1,200,221

Ford Motor Credit Co.,
Note	7.375	10-28-09	B	705	707,453

HSBC Finance Capital Trust IX,
Note (5.911% to 11-30-15
then variable)	5.911	11-30-35	A	500	492,768

Diversified Banks 1.43%					1,747,037

Banco Mercantil del Norte SA,
Sub Note (Mexico) (S)	6.862	10-13-21	Baa2	330	334,961

Chuo Mitsui Trust & Banking Co. Ltd.,
Perpetual Sub Note (5.506% to
4-15-15 then variable) (Japan) (S)	5.506	12-15-49	Baa1	370	354,616

Lloyds TSB Group Plc,
Bond (6.267% to 11-30-16 then
variable) (United Kingdom) (S)	6.267	11-30-49	A	360	350,640

See notes to financial statements

Investment Grade Bond Fund

10

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Diversified Banks (continued)

Silicon Valley Bank,
Sub Note	6.050%	06-01-17	BBB	$295	$290,428

Societe Generale,
Sub Note (5.922% to 4-15-17
then variable) (France) (S)	5.922	04-05-49	A+	220	215,992

Standard Chartered Plc,
Bond (7.014% to 7-30-37
then variable) (Great Britain) (S)	7.014	07-30-49	BBB+	200	200,400

Diversified Commercial & Professional Services 0.42%					518,439

Hutchison Whampoa
International Ltd.,
Gtd Sr Note (Cayman Islands) (S)	6.500	02-13-13	A–	500	518,439

Diversified Financial Services 1.54%					1,892,951

Comerica Capital Trust II,
Gtd Bond (6.576% to 2-20-32
then variable)	6.576	02-20-37	BBB+	170	163,011

Huntington Capital III,
Gtd Sub Bond (6.650% to 5-15-17
then variable)	6.650	05-15-37	BBB–	290	283,362

QBE Capital Funding II LP,
Gtd Sub Bond (6.797% to 6-1-17
then variable) (Australia) (S)	6.797	06-01-49	BBB	340	336,546

SMFG Preferred Capital,
Bond (6.078% to 1-25-17
then variable) (S)	6.078	01-25-49	BBB	285	280,454

St. George Funding Co.,
Perpetual Bond (8.485% to 6-30-17
then variable) (Australia) (S)	8.485	12-31-49	A3	795	829,578

Electric Utilities 3.42%					4,186,162

Abu Dhabi National Energy Co.,
Bond (United Arab Emirates) (S)	6.500	10-27-36	A+	465	460,447

Beaver Valley Funding Corp.,
Sec Lease Obligation Bond	9.000	06-01-17	BBB–	1,020	1,139,207

BVPS II Funding Corp.,
Collateralized Lease Bond	8.330	12-01-07	BBB–	262	263,087

FPL Energy National Wind,
Sr Sec Note (S)	5.608	03-10-24	BBB–	232	226,206

HQI Transelect Chile SA,
Sr Note (Chile)	7.875	04-15-11	BBB–	800	847,853

Monterrey Power SA de CV,
Sr Sec Bond (Mexico) (S)	9.625	11-15-09	BBB	388	423,887

Pepco Holdings, Inc.,
Note	6.450	08-15-12	BBB–	325	335,365

Waterford 3 Funding Corp.,
Sec Lease Obligation Bond	8.090	01-02-17	BBB–	482	490,110

See notes to financial statements

Investment Grade Bond Fund

11

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Electronic Equipment Manufacturers 0.40%					$489,371

Thomas & Betts Corp.,
Sr Note	7.250%	06-01-13	BBB–	$480	489,371

Health Care Distributors 0.09%					109,664

Hospira, Inc.,
Sr Note	6.050	03-30-17	BBB	110	109,664

Integrated Oil & Gas 0.34%					417,188

Pemex Project Funding
Master Trust,
Gtd Note	9.125	10-13-10	BBB	375	417,188

Integrated Telecommunication Services 0.98%					1,199,023

Bellsouth Corp.,
Bond	6.550	06-15-34	A	250	254,947
Deb	6.300	12-15-15	A	448	456,133

Sprint Capital Corp.,
Sr Gtd Note	6.875	11-15-28	BBB+	500	487,943

Investment Banking & Brokerage 1.41%					1,724,217

Goldman Sachs Group, Inc. (The),
Sub Note	6.450	05-01-36	A+	355	359,646
Sub Note	5.625	01-15-17	A+	305	298,528

Merrill Lynch & Co., Inc.,
Sub Note	6.110	01-29-37	A+	275	266,326
Sub Note	6.050	05-16-16	A+	335	338,905

Mizuho Finance,
Gtd Sub Bond (Cayman Islands)	8.375	12-29-49	A2	440	460,812

Life & Health Insurance 0.10%					116,591

Lincoln National Corp.,
Jr Sub Bond (6.050% to 4-20-17
then variable)	6.050	04-20-67	A–	120	116,591

Multi-Line Insurance 1.45%					1,775,757

Allstate Corp.,
Jr Sub Deb (6.125% to 5-15-17
then variable)	6.125	05-15-37	A–	170	166,811

Axa SA,
Perpetual Sub Note (6.379% to
12-14-36 then variable) (France) (S)	6.379	12-14-36	BBB	270	254,448

Genworth Financial, Inc.,
Jr Sub Note (6.150% to 11-15-16
then variable)	6.150	11-15-66	BBB+	210	203,112

Horace Mann Educators Corp.,
Sr Note	6.850	04-15-16	BBB	205	209,201

Liberty Mutual Group,
Bond (S)	7.500	08-15-36	BBB	520	545,394

Zurich Capital Trust I,
Gtd Cap Security (S)	8.376	06-01-37	A–	380	396,791

See notes to financial statements

Investment Grade Bond Fund

12

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Multi-Media 0.61%					$747,917

News America Holdings,
Deb	9.500%	07-15-24	BBB	$600	747,917

Multi-Utilities 0.43%					526,535

Salton Sea Funding Corp.,
Sr Sec Note Ser C	7.840	05-30-10	BBB–	515	526,535

Office Services & Supplies 0.28%					346,675

Xerox Corp.,
Sr Note	6.750	02-01-17	BB+	335	346,675
Oil & Gas Refining & Marketing 0.94%					1,151,782

Enterprise Products Operating LP,
Gtd Sr Note Ser B	6.375	02-01-13	BBB–	655	672,139

Premcor Refining Group, Inc. (The),
Gtd Sr Note	9.500	02-01-13	BBB	160	170,750
Gtd Sr Note	6.750	05-01-14	BBB	300	308,893
Oil & Gas Storage & Transportation 0.40%					485,005

Energy Transfer Partners LP,
Gtd Sr Note	5.950	02-01-15	Baa3	300	299,667
Sr Note	6.625	10-15-36	Baa3	185	185,338
Paper Products 0.17%					204,081

Plum Creek Timber Co., Inc.,
Gtd Note	5.875	11-15-15	BBB–	210	204,081
Property & Casualty Insurance 0.47%					579,184

Chubb Corp. (The),
Jr Sub Sec Note (6.375% to
4-15-17 then variable)	6.375	03-29-67	BBB+	240	238,644

Ohio Casualty Corp.,
Sr Note	7.300	06-15-14	BBB–	320	340,540
Real Estate Management & Development 1.17%					1,439,771

Chelsea Property Group,
Note	6.000	01-15-13	A–	385	391,486

Health Care REIT, Inc.,
Sr Note	6.200	06-01-16	BBB–	245	244,993

Nationwide Health
Properties, Inc.,
Note	6.500	07-15-11	BBB–	230	234,357

Post Apartment Homes,
Sr Note	5.125	10-12-11	BBB	585	568,935
Regional Banks 0.84%					1,031,935

HSBC Capital Funding LP,
Perpetual Note (9.547% to
6-30-10 then variable) (Channel
Islands) (S)	9.547	12-29-49	A	500	554,780

Suntrust Capital VIII,
Bond (6.100% to 12-15-36
then variable)	6.100	12-01-66	A–	515	477,155

See notes to financial statements

Investment Grade Bond Fund

13

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Specialized Finance 0.55%					$673,452

JP Morgan Chase Capital XX,
Jr Sub Note Ser T	6.550%	09-29-36	A–	$380	375,802

USB Realty Corp.,
Perpetual Bond (6.091% to 1-15-12
then variable) (S)	6.091	12-37-49	A+	300	297,650

Thrifts & Mortgage Finance 27.70%					33,949,678

American Home Mortgage Assets,
Mtg Pass Thru Ctf Ser 2006-6
Class XP IO (P)	2.122	12-25-46	AAA	7,240	382,381

American Tower Trust,
Mtg Pass Thru Ctf Ser 2007-1A
Class D (S)	5.957	04-15-37	BBB	420	414,002

Banc of America Commercial
Mortgage, Inc.,
Mtg Pass Thru Ctf Ser 2005-4
Class A5A	4.933	07-10-45	AAA	1,500	1,431,359
Mtg Pass Thru Ctf Ser 2005-6
Class A4 (P)	5.181	09-10-47	AAA	560	546,759
Mtg Pass Thru Ctf Ser 2006-3
Class A4	5.889	07-10-44	AAA	700	711,051
Mtg Pass Thru Ctf Ser 2006-5
Class A4	5.414	09-10-47	AAA	720	708,055

Banc of America Funding Corp.,
Mtg Pass Thru Ctf Ser 2006-B
Class 6A1 (P)	5.881	03-20-36	AAA	621	621,936

Bear Stearns Alt-A Trust,
Mtg Pass Thru Ctf Ser 2006-1
Class 23A1 (P)	5.620	02-25-36	AAA	572	568,426

Bear Stearns Commercial Mortgage
Securities, Inc.,
Mtg Pass Thru Ctf Ser 2002-T0P8
Class A2	4.830	08-15-38	AAA	790	764,687
Mtg Pass Thru Ctf Ser 2003-T10
Class A2	4.740	03-13-40	AAA	680	652,805
Mtg Pass Thru Ctf Ser 2006-PW14
Class D	5.412	12-01-38	A	320	305,312

Chaseflex Trust,
Mtg Pass Thru Ctf Ser 2005-2
Class 4A1	5.000	05-25-20	AAA	693	670,536

Citigroup Mortgage Loan
Trust, Inc.,
Mtg Pass Thru Ctf Ser 2005-10
Class 1A5A (P)	5.856	12-25-35	AAA	513	512,821
Mtg Pass Thru Ctf Ser 2005-5
Class 2A3	5.000	08-25-35	AAA	347	336,873

Citigroup/Deutsche Bank
Commercial Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-CD1
Class C (P)	5.225	07-15-44	AA	185	178,514

See notes to financial statements

Investment Grade Bond Fund

14

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Commercial Mortgage,
Mtg Pass Thru Ctf Ser 2006-C7
Class A3 (S)	5.707%	06-10-46	AAA	$500	$504,946

Countrywide Alternative
Loan Trust,
Mtg Pass Thru Ctf Ser 2006-0A12
Class X IO (P)	2.420	09-20-46	AAA	10,346	514,061

Crown Castle Towers LLC,
Mtg Pass Thru Ctf Ser 2006-1A
Class E (S)	6.065	11-15-36	Baa3	375	369,739

CS First Boston Mortgage
Securities Corp.,
Mtg Pass Thru Ctf Ser 2003-CPN1
Class A2	4.597	03-15-35	AAA	1,005	959,985

DB Master Finance LLC,
Mtg Pass Thru Ctf Ser 2006-1
Class A2 (S)	5.779	06-20-31	AAA	515	517,599

Domino’s Pizza Master Issuer LLC,
Mtg Pass Thru Ctf Ser 2007-1
Class A2 (S)	5.261	04-25-37	AAA	495	487,556

First Horizon Alternative
Mortgage Securities,
Mtg Pass Thru Ctf Ser 2004-AA5
Class B1 (P)	5.224	12-25-34	AA	894	885,970
Mtg Pass Thru Ctf Ser 2006-AA2
Class B1 (G)(P)	6.197	05-25-36	AA	185	185,447

Global Signal Trust,
Sub Bond Ser 2004-2A Class D (S)	5.093	12-15-14	Baa2	265	259,088
Sub Bond Ser 2006-1 Class E (S)	6.495	02-15-36	Baa3	235	235,769

GMAC Commercial Mortgage
Securities, Inc.,
Mtg Pass Thru Ctf Ser 2002-C1
Class A1	5.785	11-15-39	AAA	1,106	1,108,295
Mtg Pass Thru Ctf Ser 2003-C2
Class B (P)	5.300	05-10-40	AAA	790	788,274

GMAC Mortgage Corporation
Loan Trust,
Mtg Pass Thru Ctf Ser 2006-AR1
Class 2A1 (P)	5.648	04-19-36	AAA	383	381,724

Greenwich Capital Commercial
Funding Corp.,
Mtg Pass Thru Ctf Ser 2005-GG5
Class A2	5.117	04-10-37	AAA	765	757,841
Mtg Pass Thru Ctf Ser 2007-GG9
Class C	5.554	03-10-39	AA	230	224,110
Mtg Pass Thru Ctf Ser 2007-GG9
Class F	5.633	03-10-39	A	130	125,591

GS Mortgage Securities Corp. II,
Mtg Pass Thru Ctf Ser 2006-GG8
Class A2	5.479	11-10-39	Aaa	785	783,502

See notes to financial statements

Investment Grade Bond Fund

15

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

GSR Mortgage Loan Trust,
Mtg Pass Thru Ctf Ser 2004-9
Class B1 (G)(P)	4.667%	08-25-34	AA	$461	$454,171
Mtg Pass Thru Ctf Ser 2006-AR1
Class 3A1 (P)	5.394	01-25-36	AAA	931	919,633

Indymac Index Mortgage
Loan Trust,
Mtg Pass Thru Ctf Ser 2004-AR13
Class B1	5.296	01-25-35	AA	276	275,076
Mtg Pass Thru Ctf Ser 2005-AR5
Class B1 (P)	5.381	05-25-35	AA	343	341,417
Mtg Pass Thru Ctf Ser 2005-AR18
Class 1X IO	1.919	10-25-36	AAA	9,263	266,318
Mtg Pass Thru Ctf Ser 2006-AR19
Class 1B1 (P)	6.420	08-25-36	AA	234	237,071

JP Morgan Chase Commercial
Mortgage Security Corp.,
Mtg Pass Thru Ctf Ser 2005-LDP3
Class A4B	4.996	08-15-42	AAA	1,000	956,359
Mtg Pass Thru Ctf Ser 2005-LDP4
Class B	5.129	10-15-42	Aa2	1,000	954,406

JP Morgan Commercial Mortgage
Finance Corp.,
Mtg Pass Thru Ctf Ser 1997-C5
Class D	7.351	09-15-29	AA+	565	576,059

JP Morgan Mortgage Trust,
Mtg Pass Thru Ctf Ser 2005-S2
Class 2A16	6.500	09-25-35	AAA	512	521,596
Mtg Pass Thru Ctf Ser 2005-S3
Class 2A2	5.500	01-25-21	AAA	549	541,075
Mtg Pass Thru Ctf Ser 2006-A7
Class 2A5 (P)	5.849	01-25-37	Aa1	702	703,164

Merrill Lynch/Countrywide
Commercial Mortgage Trust,
Mtg Pass Thru Ctf Ser 2006-2
Class A4 (P)	5.910	06-12-46	AAA	735	750,769
Mtg Pass Thru Ctf Ser 2006-3
Class A4	5.414	07-12-46	AAA	510	500,446

Morgan Stanley Capital I,
Mtg Pass Thru Ctf Ser 2005-HQ7
Class A4 (P)	5.203	11-14-42	AAA	520	507,524
Mtg Pass Thru Ctf Ser 2005-IQ10
Class A4A (L)	5.230	09-15-42	AAA	755	735,115
Mtg Pass Thru Ctf Ser 2006-IQ12
Class E	5.538	12-15-43	A+	310	299,455
Mtg Pass Thru Ctf Ser 2006-T23
Class A4 (P)	5.810	08-12-41	AAA	410	417,432

See notes to financial statements

Investment Grade Bond Fund

16

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Thrifts & Mortgage Finance (continued)

Provident Funding Mortgage
Loan Trust,
Mtg Pass Thru Ctf Ser 2005-1
Class B1 (P)	4.353%	05-25-35	AA	$212	$208,445

Renaissance Home Equity
Loan Trust,
Mtg Pass Thru Ctf Ser 2005-2
Class AF3	4.499	08-25-35	AAA	440	435,241
Mtg Pass Thru Ctf Ser 2005-2
Class AF4	4.934	08-25-35	AAA	420	410,438

Residential Accredit Loans, Inc.,
Mtg Pass Thru Ctf Ser 2005-QA12
Class NB5 (P)	5.992	12-25-35	AAA	467	467,229

Residential Asset
Securitization Trust,
Mtg Pass Thru Ctf Ser 2006-A7CB
Class 2A1	6.500	07-25-36	AAA	616	620,808

SBA CMBS Trust,
Sub Bond Ser 2005-1A Class D (S)	6.219	11-15-35	Baa2	200	200,542
Sub Bond Ser 2005-1A Class E (S)	6.706	11-15-35	Baa3	110	110,016
Sub Bond Ser 2006-1A Class E (S)	6.174	11-15-36	Baa3	665	657,719

WAMU Mortgage Pass-Through
Certificates,
Mtg Pass Thru Ctf Ser 2007-0A5
Class 1XPP IO	Zero	06-25-47	Aaa	23,040	345,600

Washington Mutual Alternative
Loan Trust,
Mtg Pass Thru Ctf Ser 2005-6
Class 1CB	6.500	08-25-35	AAA	341	343,895

Washington Mutual, Inc.,
Mtg Pass Thru Ctf Ser 2005-AR4
Class B1 (P)	4.672	04-25-35	AA	963	934,668
Mtg Pass Thru Ctf Ser 2007-1
Class B1	6.205	02-25-37	AA	277	273,965

Wells Fargo Mortgage Backed
Securities Trust,
Mtg Pass Thru Ctf Ser 2004-7
Class 2A2	5.000	07-25-19	AAA	377	365,718
Mtg Pass Thru Ctf Ser 2006-AR15
Class A3 (P)	5.666	10-25-36	Aaa	726	723,294

Wireless Telecommunication Services 0.82%					1,006,798

America Movil SA de CV,
Sr Note (Mexico)	5.750	01-15-15	BBB+	250	249,647

Crown Castle Towers LLC,
Sub Bond Ser 2005-1A Class D	5.612	06-15-35	Baa2	765	757,151

See notes to financial statements

Investment Grade Bond Fund

17

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

U.S. government and agencies securities 46.29%					$56,729,573
(Cost $57,308,865)

Government U.S. 6.18%					7,571,824

United States Treasury,
Bond (L)	8.750%	08-15-20	AAA	$315	425,890
Bond (L)	4.750	02-15-37	AAA	780	748,252
Bond (L)	4.500	02-15-36	AAA	135	124,274
Inflation Indexed Note (L)	2.375	04-15-11	AAA	1,231	1,223,786
Inflation Indexed Note (L)	2.000	01-15-14	AAA	1,494	1,447,883
Inflation Indexed Note (L)	1.875	07-15-13	AAA	1,487	1,435,518
Note (L)	4.500	05-15-17	AAA	2,065	2,001,759
Note (L)	4.250	11-15-13	AAA	170	164,462

Government U.S. Agency 40.11%					49,157,749

Federal Home Loan Mortgage Corp.,
30 Yr Adj Rate Pass Thru Ctf (P)	5.640	04-01-37	AAA	795	797,226
30 Yr Adj Rate Pass Thru Ctf (P)	5.278	12-01-35	AAA	1,171	1,156,085
30 Yr Adj Rate Pass Thru Ctf (P)	5.158	11-01-35	AAA	1,241	1,219,135
30 Yr Adj Rate Pass Thru Ctf (P)	5.074	12-01-35	AAA	2,181	2,153,309
CMO REMIC 2489-PE	6.000	08-15-32	AAA	1,871	1,878,304
CMO REMIC 2640-WA	3.500	03-15-33	AAA	1,526	1,461,790
CMO REMIC 3174-CB	5.500	02-15-31	AAA	630	628,485
CMO REMIC 3184-PD	5.500	07-15-34	AAA	2,025	1,975,583
CMO REMIC 3228-PJ	5.500	03-15-29	AAA	880	874,469
CMO REMIC 3245-MC	5.500	10-15-30	AAA	575	572,175
CMO REMIC 3280-MB	5.500	06-15-30	AAA	840	833,263
CMO REMIC 3290-PB	5.500	08-15-29	AAA	370	366,993
CMO REMIC 3294-NB	5.500	12-15-29	AAA	710	703,886
CMO REMIC 3306-PB	5.500	09-15-29	AAA	340	337,395
CMO REMIC 3320-PB	5.500	11-15-31	AAA	535	529,148
CMO REMIC 3320-TB	5.500	06-15-30	AAA	755	748,217
CMO REMIC 3322-NC	5.500	08-15-30	AAA	405	401,872
Note	5.500	03-22-22	AAA	1,150	1,130,064

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	5.500	11-01-20	AAA	1,599	1,587,567
15 Yr Pass Thru Ctf	5.000	09-01-19	AAA	834	814,040
30 Yr Adj Rate Pass Thru Ctf (P)	6.226	03-01-14	AAA	4	3,683
30 Yr Adj Rate Pass Thru Ctf (P)	6.226	06-01-14	AAA	13	13,074
30 Yr Adj Rate Pass Thru Ctf (P)	5.499	03-01-37	AAA	473	471,624
30 Yr Pass Thru Ctf	6.500	07-01-36	AAA	322	327,405
30 Yr Pass Thru Ctf	6.500	02-01-37	AAA	2,204	2,238,610
30 Yr Pass Thru Ctf	6.000	08-01-36	AAA	4,951	4,947,624
30 Yr Pass Thru Ctf	6.000	09-01-36	AAA	2,560	2,558,571
30 Yr Pass Thru Ctf	5.500	01-01-36	AAA	1,265	1,237,266
30 Yr Pass Thru Ctf	5.500	02-01-36	AAA	2,572	2,514,699
30 Yr Pass Thru Ctf	5.500	03-01-37	AAA	1,946	1,900,521
30 Yr Pass Thru Ctf	5.500	05-01-37	AAA	3,760	3,671,186
30 Yr Pass Thru Ctf	5.500	06-01-37	AAA	3,540	3,456,383
30 Yr Pass Thru Ctf	5.000	11-01-33	AAA	2,436	2,325,184
30 Yr Pass Thru Ctf	5.000	08-01-35	AAA	897	855,457
CMO REMIC 2003-49-JE	3.000	04-25-33	AAA	708	633,823
CMO REMIC 2003-58-AD	3.250	07-25-33	AAA	499	456,069

See notes to financial statements

Investment Grade Bond Fund

18

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Government U.S. Agency (continued)

Federal National Mortgage Assn.,
CMO REMIC 2006-64-PC	5.500%	10-25-34	AAA	$600	$585,161
CMO REMIC 2006-67-PD	5.500	12-25-34	AAA	665	648,079

Government National Mortgage Assn.,
15 Yr Pass Thru Ctf	7.500	04-15-13	AAA	138	144,324

			Interest	Par value
Issuer, description, maturity date			rate	(000)	Value

Short-term investments 9.65%					$11,820,066
(Cost $11,820,066)
Joint Repurchase Agreement 2.89%					3,542,000

Investment in a joint repurchase agreement
transaction with Cantor Fitzgerald LP —
Dated 5-31-07, due 6-1-07 (Secured by
U.S. Treasury Inflation Indexed Notes 3.500%,
due 1-15-11, valued at $3,613,200, including
interest). Maturity value: $3,542,501			5.090%	$3,542	3,542,000

				Shares
Cash Equivalents 6.76%					8,278,066

John Hancock Cash Investment Trust (T)(W)			8,278,066		8,278,066

Total investments (Cost $131,125,422) 105.69%					$129,527,038

Other assets and liabilities, net (5.69%)					($6,969,579)

Total net assets 100.00%					$122,557,459

IO Interest only (carries notional principal amount).

REIT Real Estate Investment Trust.

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(G) Security rated internally by John Hancock Advisers, LLC.

(L) All or a portion of this security is on loan as of May 31, 2007.

(P) Represents rate in effect on May 31, 2007.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $11,902,498 or 9.71% of the Fund’s net assets as of May 31, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Investment Grade Bond Fund

19

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $122,847,066)
including $7,772,937 of securities loaned (Note 1)	$121,248,972
Investments in affiliated issuers, at value (cost $8,278,066)	8,278,066
Total investments, at value (cost $131,125,422)	129,527,038
Cash	722
Cash segregated at broker for future contracts (Note 1)	35,750
Receivable for investments sold	492,444
Receivable for shares sold	62,741
Dividends and interest receivable	988,698
Other assets	140,852
Total assets	131,248,245

Liabilities

Payable for shares repurchased	201,091
Payable upon return of securities loaned (Note 1)	8,278,066
Dividends payable	15,683
Payable for futures variation margin (Note 1)	6,016
Payable to affiliates
Management fees	44,690
Distribution and service fees	6,837
Other	13,718
Other payables and accrued expenses	124,685
Total liabilities	8,690,786

Net assets

Capital paid-in	131,465,559
Accumulated net realized loss on investments and financial futures contracts	(7,383,739)
Net unrealized depreciation of investments and financial futures contracts	(1,612,832)
Accumulated net investment income	88,471
Net assets	$122,557,459

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($108,056,525 ÷ 11,178,190 shares)	$9.67
Class B ($8,328,295 ÷ 861,552 shares)[1]	$9.67
Class C ($6,095,684 ÷ 630,582 shares)[1]	$9.67
Class I ($76,955 ÷ 7,961 shares)	$9.67

Maximum offering price per share

Class A2 ($9.67 ÷ 95.5%)	$10.13

[1] Redemption price is equal to net asset value less any applicable contingent deferred sales charge.
2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Investment Grade Bond Fund

20

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$7,295,114
Securities lending	44,681
Dividends	36,088
Total investment income	7,375,883

Expenses

Investment management fees (Note 2)	514,867
Distribution and service fees (Note 2)	446,854
Class A, B and C transfer agent fees (Note 2)	294,668
Class I transfer agent fees (Note 2)	33
Accounting and legal services fees (Note 2)	16,957
Compliance fees	3,714
Custodian fees	58,775
Blue sky fees	51,356
Printing fees	41,703
Professional fees	32,658
Trustees’ fees	6,363
Securities lending fees	1,543
Interest	1,060
Miscellaneous	12,218

Total expenses	1,482,769
Less expense reductions (Note 2)	(111,203)

Net expenses	1,371,566
Net investment income	6,004,317

Realized and unrealized gain (loss)

Net realized loss on
Investments	(701,200)
Financial futures contracts	(44,638)

Change in net unrealized appreciation (depreciation) of
Investments	2,912,375
Financial futures contracts	18,914

Net realized and unrealized gain	2,185,451

Increase in net assets from operations	$8,189,768

See notes to financial statements

Investment Grade Bond Fund

21

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-06	5-31-07

Increase (decrease) in net assets
From operations
Net investment income	$6,316,473	$6,004,317
Net realized loss	(2,364,544)	(745,838)
Change in net unrealized appreciation (depreciation)	(5,577,565)	2,931,289

Increase (decrease) in net assets resulting from operations	(1,625,636)	8,189,768

Distributions to shareholders
From net investment income
Class A	(5,781,486)	(5,452,527)
Class B	(695,834)	(414,504)
Class C	(291,943)	(272,886)
Class I	(1,167)	(3,438)
	(6,770,430)	(6,143,355)

From Fund share transactions	(21,886,848)	(15,775,826)

Total decrease	(30,282,914)	(13,729,413)

Net assets

Beginning of year	166,569,786	136,286,872

End of year[1]	$136,286,872	$122,557,459

1 Includes accumulated net investment income of $88,472 and $88,471, respectively.

See notes to financial statements

Investment Grade Bond Fund

22

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07
Per share operating performance

Net asset value, beginning of period	$9.78	$10.47	$9.92	$10.06	$9.52
Net investment income[2]	0.43	0.40	0.39	0.42	0.46
Net realized and unrealized
gain (loss) on investments	0.75	(0.50)	0.18	(0.51)	0.16
Total from investment operations	1.18	(0.10)	0.57	(0.09)	0.62
Less distributions
From net investment income	(0.49)	(0.45)	(0.43)	(0.45)	(0.47)
Net asset value, end of period	$10.47	$9.92	$10.06	$9.52	$9.67
Total return[3] (%)	12.35	(0.97)	5.79[4]	(0.96)[4]	6.63[4]

Ratios and supplemental data

Net assets, end of period
(in millions)	$176	$144	$136	$116	$108
Ratio of net expenses to average
net assets (%)	1.03	1.03	1.03	1.00	0.97
Ratio of gross expenses to average
net assets (%)	1.03	1.03	1.04[5]	1.04[5]	1.06[5]
Ratio of net investment income
to average net assets (%)	4.30	3.92	3.86	4.25	4.76
Portfolio turnover (%)	693	312	222	160	105[10]

See notes to financial statements

Investment Grade Bond Fund

23

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07
Per share operating performance

Net asset value, beginning of period	$9.78	$10.47	$9.92	$10.06	$9.52
Net investment income[2]	0.36	0.32	0.32	0.34	0.39
Net realized and unrealized
gain (loss) on investments	0.74	(0.50)	0.17	(0.50)	0.16
Total from investment operations	1.10	(0.18)	0.49	(0.16)	0.55
Less distributions
From net investment income	(0.41)	(0.37)	(0.35)	(0.38)	(0.40)
Net asset value, end of period	$10.47	$9.92	$10.06	$9.52	$9.67
Total return[3] (%)	11.52	(1.71)	5.01[4]	(1.70)[4]	5.84[4]

Ratios and supplemental data

Net assets, end of period
(in millions)	$55	$33	$22	$13	$8
Ratio of net expenses to average
net assets (%)	1.78	1.78	1.78	1.75	1.72
Ratio of gross expenses to average
net assets (%)	1.78	1.78	1.79[5]	1.79[5]	1.81[5]
Ratio of net investment income
to average net assets (%)	3.54	3.17	3.12	3.47	4.01
Portfolio turnover (%)	693	312	222	160	105[10]

See notes to financial statements

Investment Grade Bond Fund

24

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07
Per share operating performance

Net asset value, beginning of period	$9.78	$10.47	$9.92	$10.06	$9.52
Net investment income[2]	0.35	0.32	0.32	0.35	0.39
Net realized and unrealized
gain (loss) on investments	0.75	(0.50)	0.17	(0.51)	0.16
Total from investment operations	1.10	(0.18)	0.49	(0.16)	0.55
Less distributions
From net investment income	(0.41)	(0.37)	(0.35)	(0.38)	(0.40)
Net asset value, end of period	$10.47	$9.92	$10.06	$9.52	$9.67
Total return[3] (%)	11.52	(1.71)	5.00[4]	(1.70)[4]	5.84[4]

Ratios and supplemental data

Net assets, end of period
(in millions)	$12	$10	$8	$7	$6
Ratio of net expenses to average
net assets (%)	1.78	1.78	1.78	1.75	1.72
Ratio of gross expenses to average
net assets (%)	1.78	1.78	1.79[5]	1.79[5]	1.81[5]
Ratio of net investment income
to average net assets (%)	3.48	3.17	3.12	3.50	4.01
Portfolio turnover (%)	693	312	222	160	105[10]

See notes to financial statements

Investment Grade Bond Fund

25

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS I SHARES

Period ended	5-31-04[1,6]	5-31-05[1]	5-31-06	5-31-07
Per share operating performance

Net asset value, beginning of period	$10.17	$9.92	$10.06	$9.52
Net investment income[2]	0.46	0.44	0.47	0.50
Net realized and unrealized
gain (loss) on investments	(0.29)	0.17	(0.51)	0.16
Total from investment operations	0.17	0.61	(0.04)	0.66
Less distributions
From net investment income	(0.42)	(0.47)	(0.50)	(0.51)
Net asset value, end of period	$9.92	$10.06	$9.52	$9.67
Total return[3] (%)	2.34[7]	6.23	(0.51)	7.00

Ratios and supplemental data

Net assets, end of period
(in millions)	—[8]	—[8]	—[8]	—[8]
Ratio of net expenses to average
net assets (%)	0.48[9]	0.49	0.62	0.62
Ratio of net investment income
to average net assets (%)	4.59[9]	4.40	4.85	5.10
Portfolio turnover (%)	312[7]	222	160	105[10]

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 Class I shares began operations on 7-28-03.

7 Not annualized.

8 Less than $500,000.

9 Annualized.

10 The portfolio turnover rate including the effect of forward commitment trades is 121% for the year ended May 31, 2007. Prior years exclude the effect of forward commitment trades.

See notes to financial statements

Investment Grade Bond Fund

26

Notes to financial statements

Note 1 Accounting policies

John Hancock Investment Grade Bond Fund (the Fund) is a diversified series of John Hancock Bond Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class I shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund are as follows:

Security valuation

The net asset value of the shares of Class A, Class B, Class C and Class I is determined daily as of the close of the NYSE, normally at 4:00 p.m. Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

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27

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a “when issued” or “forward commitment” basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund utilizes the level yield method to accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, and transfer agent fees for Class I shares, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with the Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2007.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or notional) amount of each contract

Investment Grade Bond Fund

28

at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract’s terms (credit risk) or if the Fund is unable to offset a contract with a counterparty on a timely basis (liquidity risk). Exchange-traded options have minimal credit risk as the exchanges act as counter-parties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

The Fund had no outstanding written options on May 31, 2007.

Securities lending

The Fund may lend securities in amounts up to 33 1 / 3 % of the Fund’s total assets. Such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and marked-to-market on a daily basis. The Fund may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially.

The Fund receives compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. The Fund invests the cash collateral received in connection with securities lending transactions in the John Hancock Cash Investment Trust (JHCIT), a Delaware common law trust and an affiliated fund. JHCIT is exempt from registration under Section 3(c)(7) of the 1940 Act (pursuant to exemptive order issued by the SEC) and is managed by the Adviser, for which the Adviser receives an investment advisory fee of 0.04% of the average daily net assets of the JHCIT. All collateral received will be in an amount equal to at least 102% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next business day. During the loan period, the Fund continues to retain rights of ownership, including dividends and interest of the loaned securities. As of May 31, 2007, the Fund loaned securities having a market value of $7,772,937 collateralized by cash invested in securities in the amount of $8,278,066.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Funds’ agent in acquiring the futures position). Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

Investment Grade Bond Fund

29

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts. On May 31, 2007, the Fund had deposited $35,750 in a segregated account for the broker to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on May 31, 2007:

	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	DEPRECIATION

U.S. 10-Year Treasury Note	55	Long	Sep 2007	$14,448

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income or to manage the Fund’s exposure to credit or market risk.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain funds may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, the Fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statement of Operations.

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had no open swap contracts on May 31, 2007.

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $6,959,351 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2008 — $482,530, May 31, 2012 — $628,121, May 31, 2013 — $2,017,761, May 31, 2014 — $1,220,926 and May 31, 2015 — $2,610,013. Net capital losses of $437,451 that are attributable to security transactions incurred after October 31, 2006, are treated as arising on June 1, 2007, the first day of the Fund’s next taxable year.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of the Interpretation to the Fund and does not

Investment Grade Bond Fund

30

believe there is a material impact resulting from adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than November 30, 2007.

In September 2006, FASB Standard No. 157,  Fair Value Measurements (the FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $6,770,430. During the year ended May 31, 2007, the tax character of distributions paid was as follows: ordinary income $6,143,355. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2007, the components of distributable earnings on a tax basis included $122,775 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.40% of the first $1,500,000,000 of the Fund’s average daily net asset value and (b) 0.385% of the Fund’s daily net asset value in excess of $1,500,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (Sovereign), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (JHLICO), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25%, 1.00% and 1.00% of the average daily net asset value of Class A, Class B and Class C, respectively. A

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31

maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described above for the year ended May 31, 2007 were as follows:

Distribution and
Share class	service fees

Class A	$279,884
Class B	100,704
Class C	66,266
Total	$446,854

Class A shares are assessed up-front sales charges. During the year ended May 31, 2007, JH Funds received net up-front sales charges of $58,167 with regard to sales of Class A shares. Of this amount, $6,721 was retained and used for printing prospectuses, advertising, sales literature and other purposes; $33,845 was paid as sales commissions to unrelated broker-dealers and $17,601 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2007, CDSCs received by JH Funds amounted to $40,004 for Class B shares and $513 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. For Class A, Class B and Class C shares, the Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. For Class I shares, the Fund pays a monthly transfer agent fee at a total annual rate of 0.05% of Class I average daily net asset value. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee for Class A, Class B and Class C shares if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $9,512 for the year ended May 31, 2007. Signature Services terminated this reimbursement agreement June 30, 2006. Effective January 1, 2006, the transfer agent has contractually limited transfer agent fees on Class A, Class B and Class C shares to 0.15% of each class’s average daily net assets at least until August 31, 2007. Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $101,691 under this agreement.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $16,957. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation

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32

under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3

Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended May 31, 2006 and May 31, 2007, along with the corresponding dollar value.

	Year ended 5-31-06		Year ended 5-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	939,685	$9,205,166	845,123	$8,567,872
Distributions reinvested	515,974	5,053,528	481,837	4,310,449
Repurchased	(2,788,191)	(27,263,311)	(2,327,545)	(22,546,852)
Net decrease	(1,332,532)	($13,004,617)	(1,000,585)	($9,668,531)

Class B shares

Sold	124,460	$1,223,050	153,781	$1,499,782
Distributions reinvested	54,449	533,984	33,734	327,075
Repurchased	(991,239)	(9,690,022)	(730,951)	(7,065,844)
Net decrease	(812,330)	($7,932,988)	(543,436)	($5,238,987)

Class C shares

Sold	143,259	$1,408,157	139,426	$1,352,375
Distributions reinvested	21,840	214,054	18,895	183,307
Repurchased	(267,113)	(2,615,915)	(250,952)	(2,436,122)
Net decrease	(102,014)	($993,704)	(92,631)	($900,440)

Class I shares

Sold	4,540	$44,240	5,008	$48,913
Distributions reinvested	22	221	210	2,049
Repurchased	—	—	(1,923)	(18,830)
Net increase	4,562	$44,461	3,295	$32,132

Net decrease	(2,242,314)	($21,886,848)	(1,633,357)	($15,775,826)

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Note 5

Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2007, aggregated $76,981,199 and $87,777,677, respectively. Purchases and proceeds from sales or maturities of obligations of U.S. government aggregated $55,152,980 and $63,912,925, respectively, during the year ended May 31, 2007.

The cost of investments owned on May 31, 2007, including short-term investments, for federal income tax purposes, was $131,424,358. Gross unrealized appreciation and depreciation of investments aggregated $205,681 and $2,103,001, respectively, resulting in net unrealized depreciation of $1,897,320. The difference between book basis and tax basis net unrealized depreciation of investments is attributable to the amortization of premiums and accretion of discount on debt securities and tax deferral of losses on certain sales of securities.

Note 6

Reclassification of accounts

During the year ended May 31, 2007, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $163,263, an increase in undistributed net investment income of $139,037 and an increase in capital paid-in of $24,226. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2007. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for amortization of premium. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Note 7 Subsequent event

On June 25, 2007, John Hancock Advisers, LLC (the Adviser) and John Hancock Funds, LLC (the Distributor) and two of their affiliates (collectively, the John Hancock Affiliates) reached a settlement with the Securities and Exchange Commission that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003. There was no impact on this Fund as it did not participate in the program.

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34

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Investment Grade Bond Fund,

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investment Grade Bond Fund (the Fund) at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report dated July 25, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 27, 2007

35

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2007.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2007, 0.02% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

36

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement: John Hancock Investment Grade Bond Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Investment Grade Bond Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

37

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group. The Board noted the imperfect comparability of the Peer Group.

The Board noted that the Fund’s performance during the 10-year period was higher than the performance of the Peer Group and Category medians, and lower than the performance of its benchmark index, the Lehman Brothers Aggregate Bond Index. The Board noted that, although generally competitive, the performance of the Fund during the one-, three- and five-year periods was higher than the Peer Group median and equal to or lower than the Category median, and lower than its benchmark index.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board also considered peer-adjusted comparisons for the transfer agent fees. The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense  Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross Expense Ratio was higher than the Category median but lower than the median of the Peer Group. The Board also noted that the Fund’s Net Expense Ratio was higher than the median of the Peer Group and Category.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the

38

Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	60
Independent Chairman (since 2005); Chairman and Chief Executive
Officer, R.M. Bradley & Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore Medical Center; Director,
Boston Stock Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; Director, Boston Municipal
Research Bureau; Member of the Advisory Board, Carroll Graduate School
of Management at Boston College.

James F. Carlin, Born: 1940	1994	60
Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	1991	60
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx,
Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius
(until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-
Pilot Corporation (diversified life insurance company) (until 2006), New
Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain
(until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.
com (until 2001), Southwest Airlines (since 2000), Introgen (since 2000)
and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank–Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc. (diversi-
fied automotive parts supply company) (since 2003).

40

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, [2] Born: 1938	1994	60
Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation
(public utility holding company) (retired 1998); Vice President and Director,
AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribu-
tion) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and
History Association (until 2005).

John A. Moore,[2] Born: 1939	2005	60
President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (2002–2006).

Patti McGill Peterson,[2] Born: 1943	2005	60
Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow,
Cornell Institute of Public Affairs, Cornell University (until 1998); Former
President, Wells College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation,
International Fellowships Program (since 2002); Director, Lois Roth Endowment
(since 2002); Director, Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	1994	60
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida,
Inc. (since 2000); Director and President, Greenscapes of Southwest Florida,
Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	264
President, John Hancock Insurance Group; Executive Vice President, John
Hancock Life Insurance Company (since June 2004); Chairman and Director,
John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC and
The Berkeley Financial Group, LLC (The Berkeley Group) (holding company)
(since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

41

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005
President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group,
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006);
President and Chief Executive Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006
Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II and John Hancock Funds III; Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Vice President and Ethics & Compliance Officer, Fidelity Investments
(until 2001).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (June 2007–Present); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–
June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche
Asset Management (2003–2005); Director, Tax and Financial Reporting,
Deutsche Asset Management (2002–2003); Vice President and Treasurer,
Deutsche Global Fund Services (1999–2002).

42

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006
Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005
Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (June 2007–Present); Chief Operating
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (June 2007–Present); Director, Executive Vice
President and Chief Financial Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief
Financial Officer, John Hancock Investment Management Services, LLC (since
2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since
2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief
Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (2005–June 2007); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

43

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered
Management (U.S.), LLC	Services, Inc.	public accounting firm
101 Huntington Avenue	One John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

44

J O H N  H A N C O C K  F A M I L Y  O F  F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Opportunities Fund
Global Shareholder Yield Fund	INCOME
Growth Fund	Bond Fund
Growth Opportunities Fund	Government Income Fund
Growth Trends Fund	High Yield Fund
Intrinsic Value Fund	Investment Grade Bond Fund
Large Cap Equity Fund	Strategic Income Fund
Large Cap Select Fund
Mid Cap Equity Fund	TAX-FREE INCOME
Multi Cap Growth Fund	California Tax-Free Income Fund
Small Cap Equity Fund	High Yield Municipal Bond Fund
Small Cap Fund	Massachusetts Tax-Free Income Fund
Small Cap Intrinsic Value Fund	New York Tax-Free Income Fund
Sovereign Investors Fund	Tax-Free Bond Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund	MONEY MARKET
Value Opportunities Fund	Money Market Fund
U.S. Government Cash Reserve
ASSET ALLOCATION
Allocation Core Portfolio	CLOSED-END
Allocation Growth + Value Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2010 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2015 Portfolio	Income Securities Trust
Lifecycle 2020 Portfolio	Investors Trust
Lifecycle 2025 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2030 Portfolio	Patriot Select Dividend Trust
Lifecycle 2035 Portfolio	Preferred Income Fund
Lifecycle 2040 Portfolio	Preferred Income II Fund
Lifecycle 2045 Portfolio	Preferred Income III Fund
Lifecycle Retirement Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-338-8080 EASI-Line
1-800-554-6713 TDD
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund.

5500A 5/07
7/07

John Hancock
MUTUAL FUNDS

John Hancock
Government Income Fund

Annual Report
5.31.07

Your fund at a glance

Managers’ report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 13

Notes to financial
statements
page 19

Trustees and officers
page 31

For more information
page 36

CEO corner

To Our Shareholders,

The U.S. financial markets turned in strong results over the last 12 months. Positive economic news, better-than-expected corporate earnings growth, buoyant global economies, and increased merger and acquisitions activity served to overcome concerns about inflation, high energy costs, a housing slowdown and the troubled subprime mortgage market. Even with a sharp, albeit brief, decline during the period, the broad stock market, as measured by the Standard & Poor’s 500 Index, returned 22.79% for the year ended May 31, 2007.

This environment also led the Federal Reserve Board to hold short-term interest rates steady, and fixed-income securities also produced positive results. The broad Lehman Brothers Aggregate Bond Index returned 6.66% for the year, while high-yield corporate bonds remained the best performers, reflecting the favorable credit environment and strong demand for yield.

After the market’s moves of the last year, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market. Investors are also dealing with heightened uncertainty about the direction of interest rates. Inflation data at the end of the period caused anxiety that the Fed would not cut interest rates any time soon, as had previously been expected.

It may also be time to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance and may now represent a larger percentage of your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks a high level of current income, consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The Fund pursues these goals by normally investing at least 80% of its assets in obligations issued or guaranteed by the U.S. government and its agencies, authorities or instrumentalities.

Over the last twelve months

► Bonds posted solid income gains, as economic growth slowed and interest rates remained stable.

► Within the government sector, the best performers were mortgage bonds, which benefited from their yield advantage over Treasuries.

► The Fund was well positioned with more than 70% of its assets in mortgage bonds, including traditional pass-through securities and adjustable rate mortgage bonds.

Top issuers

Federal National Mortgage Assn.	56.7%	Small Business Administration	2.6%

United States Treasury	19.6%	Government National Mortgage Assn.	0.8%

Federal Home Loan Mortgage Corp.	16.3%	Residential Asset Securitization Trust	0.5%

As a percentage of net assets on May 31, 2007.

1

Managers’ report

John Hancock
Government Income Fund

Government bonds produced solid returns from interest income during the year ended May 31, 2007. Bond prices, which move in the opposite direction of yields, moved little, as slowing economic growth kept interest rates in check. Gross domestic product — a key measure of the economy’s growth — fell sharply, driven by weakness in the housing market. A significant decline in home sales, prices and building, as well as a pickup in subprime mortgage defaults, worried investors, who feared the housing sector’s woes would flow through to the rest of the economy. Instead, unemployment stayed low at 4.5%, while inflation, as measured by the Consumer Price Index, dropped from 3.5% in May 2006 to 2.6% a year later.

Tame inflation coupled with steady growth in many non-housing sectors kept the Federal Reserve on pause. The federal funds rate, a key overnight lending rate, rose to 5.25% in June 2006, where it stayed through the rest of the period. Although interest rate volatility was historically low, bond yields edged down, as evidenced by 10-year Treasury yields, which dropped from 5.12% on May 31, 2006, to 4.89% a year later. Yields on longer-term bonds declined slightly more than those on shorter-term issues, giving longer-term bonds a slight return advantage.

With not much difference between short- and long-term yields, the yield curve — a graph that plots bond yields from short to long maturities — remained relatively flat instead of sloping upward as it does when long-term yields are much higher than short-term yields. With little opportunity for price appreciation, investors focused on finding opportunities to add yield. Not surprisingly, high yield bonds posted the best returns in the fixed-income market, as steady economic growth eased

2

Portfolio Managers, MFC Global Investment Management (U.S.), LLC
Howard C. Greene, CFA, and Jeffrey N. Given, CFA

credit-quality concerns. Within the government sector, mortgage bonds were top performers.

Performance review

During the year ended May 31, 2007, John Hancock Government Income Fund’s Class A, Class B and Class C shares returned 5.76%, 4.98% and 4.98%, respectively, at net asset value. Over the same period, the Lehman Brothers Government Bond Index returned 5.90%, and the Morningstar, Inc. intermediate government bond fund category average was 5.54% .1 Keep in mind that your net asset value return will differ from the Fund’s performance if you were not invested for the entire period or did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

“Government bonds produced
solid returns from interest
income during the year ended
May 31, 2007.”

The Fund benefited from having a much higher exposure to the mortgage sector than many of its peers and the Lehman Brothers index, which holds no mortgages. Expenses, which a mutual fund has and an unmanaged index does not, accounted for the modest difference between the Fund’s and index’s returns.

Benefit from mortgage bias

Our decision to increase the Fund’s already large stake in mortgage bonds, which we did over the second half of the year, aided returns. To buy more mortgage bonds, we eliminated our investment in government agency bonds. We made this trade in part because we wanted to take advantage of the added yield mortgage bonds offered over agencies. In addition, some of the risks of investing in mortgage bonds declined as prepayment volumes slowed. Prepayments occur when homeowners pay off their mortgages

Government Income Fund

3

before their due dates in order to sell or refinance at lower rates. The risk to investors is that they will lose the income from a higher coupon mortgage bond and be forced to reinvest at lower prevailing rates. Prepayment activity slowed because fewer homeowners wanted to sell into a downturn. Plus, many people had already taken advantage of refinancing opportunities in recent years.

Within the sector, our focus was on traditional mortgage bonds issued by the Federal National Mortgage Association. We leaned toward 30-year mortgage bonds with coupons (or stated interest rates) between 5.5% and 6.5%, which added to returns. Within the sector, we boosted our stake in adjustable rate mortgage bonds (ARMs), which added yield and high credit quality to the portfolio. In addition, ARMs are less sensitive to interest rate changes than traditional mortgage bonds. Our focus was on 7-1 hybrid ARMs, which offer a fixed rate for seven years and then adjust every year after that. We also added to our position in collateralized mortgage obligations (CMOs), which are structured securities with more stable average lives than traditional mortgage bonds. We focused on five- and 10-year CMOs because intermediate-term securities tend to perform better as the yield curve becomes steeper. The Fund also benefited from avoiding the subprime mortgage sector, which suffered during the second half of the year. By period end, mortgage bonds were about 77% of assets.

Modest increase in Treasury stake

Investments in Treasuries grew modestly over the course of the year, ending at about 20% of assets. Our biggest additions were Treasury Inflation Protected securities (TIPs), which are bonds whose principal and interest payments are tied to inflation rates. We moved in and out of TIPs at the right time, selling them last June shortly before inflation concerns subsided and valuations dropped. We started buying TIPs again in November, taking advantage of valuations that looked attractive relative to Treasuries. TIPs aided performance, especially in the first quarter of 2007. Within the Treasury sector, we also started shifting to more of an intermediate focus in preparation for a steeper yield curve. The Fund benefited from being slightly more sensitive to interest rate changes than many of its peers. As interest rates edged lower, this positioning resulted in modest price appreciation.

Government Income Fund

4

Potential for Fed to stay on hold

The Federal Reserve has signaled that it is unlikely to move the federal funds rate over the next quarter or two. To make an increase, the Fed would need a clear sign that the economy or inflation pressures were heating up. In recent months, the opposite has occurred. Inflation, however, remains at the high end of the Fed’s comfort zone, which means the Fed is likely to hold off as long as it can before lowering rates. If the contracting housing market starts to slow other sectors of the economy, we would expect the Fed to lower the fed funds rate. Conversely, if economic growth is higher than expected, the Fed might consider raising the fed funds rate. Given this environment, 10-year Treasury yields will most likely stay in the 5.00% to 5.50% range, unless overseas buyers of U.S. Treasuries disappear, in which case interest rates might gravitate upwards to entice additional investors.

“Our decision to increase the
Fund’s already large stake in
mortgage bonds, which we did
over the second half of the year,
aided returns.”

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on May 31, 2007.

Government Income Fund

5

A look at performance

For the periods ended May 31, 2007

		Average annual returns				Cumulative total returns				SEC 30-
		with maximum sales charge (POP)				with maximum sales charge (POP)				day yield
	Inception				Since				Since	as of
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception	5-31-07

A	9-30-94	1.05%	2.55%	4.75%	—	1.05%	13.41%	59.05%	—	3.84%

B	2-23-88	–0.02	2.37	4.62	—	–0.02	12.42	57.02	—	3.27

C	4-1-99	3.98	2.72	—	3.81%	3.98	14.35	—	35.72%	3.27

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

Government Income Fund

6

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in Government Income Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Lehman Brothers Government Bond Index.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index

B2	5-31-97	$15,702	$15,702	$17,867

C2	4-1-99	13,572	13,572	15,312

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of May 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Lehman Brothers Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

Government Income Fund

7

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2006, with the same investment held until May 31, 2007.

	Account value	Ending value	Expenses paid during period
	on 12-1-06	on 5-31-07	ended 5-31-07[1]

Class A	$1,000.00	$1,004.90	$5.41

Class B	1,000.00	1,001.10	9.21

Class C	1,000.00	1,001.10	9.21

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Government Income Fund

8

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2006, with the same investment held until May 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 12-1-06	on 5-31-07	ended 5-31-07[1]

Class A	$1,000.00	$1,019.50	$5.45

Class B	1,000.00	1,015.70	9.27

Class C	1,000.00	1,015.70	9.27

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.09%, 1.85% and 1.84% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

Government Income Fund

9

F I N A N C I A L   S T A T E M E N T S

Fund’s investments

Securities owned by the Fund on 5-31-07

This schedule is divided into three main categories: bonds, U.S. government and agencies securities, and short-term investments. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 0.51%					$1,738,262

(Cost $1,357,471)

Thrifts & Mortgage Finance 0.51%					1,738,262

Residential Asset
Securitization Trust,
Mtg Pass Thru Ctf Ser 2006-A7CB
Class 2A1	6.500%	07-25-36	AAA	$1,724	1,738,262

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

U.S. government and agencies securities 95.95%					$329,849,205

(Cost $333,297,175)

Government U.S. 19.59%					67,341,094

United States Treasury,
Bond (L)	9.000%	11-15-18	AAA	$5,000	6,730,470
Bond (L)	8.750	08-15-20	AAA	6,065	8,200,068
Inflation Indexed Note (L)	3.000	07-15-12	AAA	7,992	8,193,518
Inflation Indexed Note (L)	2.500	07-15-16	AAA	7,624	7,622,266
Inflation Indexed Note (L)	2.375	04-15-11	AAA	6,914	6,874,797
Inflation Indexed Note (L)	1.875	07-15-13	AAA	5,589	5,396,685
Note (L)	5.125	05-15-16	AAA	10,875	11,044,074
Note (L)	4.875	02-15-12	AAA	6,000	6,008,904
Note (L)	4.500	05-15-17	AAA	7,500	7,270,312

Government U.S. Agency 76.36%					262,508,111

Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf	7.500	11-01-12	AAA	379	392,855
15 Yr Pass Thru Ctf	5.500	10-01-19	AAA	1,116	1,109,484
30 Yr Adj Rate Pass Thru Ctf (P)	5.159	11-01-35	AAA	3,385	3,326,084
30 Yr Pass Thru Ctf	9.500	08-01-16	AAA	493	533,472
30 Yr Pass Thru Ctf	6.000	12-01-35	AAA	680	679,723
CMO-REMIC Ser 2489-PE	6.000	08-15-32	AAA	5,000	5,019,117
CMO-REMIC Ser 3174-CB	5.500	02-15-31	AAA	2,275	2,269,529
CMO-REMIC Ser 3184-PD	5.500	07-15-34	AAA	4,110	4,009,702
CMO-REMIC Ser 3228-PJ	5.500	03-15-29	AAA	3,175	3,155,043
CMO-REMIC Ser 3245-MC	5.500	10-15-30	AAA	2,075	2,064,804
CMO-REMIC Ser 3290-PB	5.500	08-15-29	AAA	1,335	1,324,152
CMO-REMIC Ser 3294-NB	5.500	12-15-29	AAA	2,575	2,552,825
CMO-REMIC Ser 3320-PB	5.500	11-15-31	AAA	3,605	3,565,570
CMO-REMIC Ser 3320-TB	5.500	06-15-30	AAA	5,120	5,074,000

See notes to financial statements

Government Income Fund

10

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Government U.S. Agency (continued)

Federal National Mortgage Assn.,
15 Yr Pass Thru Ctf	9.000%	02-01-10	AAA	$26	$27,327
15 Yr Pass Thru Ctf	7.500	01-01-15	AAA	267	276,883
15 Yr Pass Thru Ctf	5.500	11-01-20	AAA	7,871	7,814,443
15 Yr Pass Thru Ctf	5.000	09-01-19	AAA	6,762	6,602,528
15 Yr Pass Thru Ctf	5.000	08-01-20	AAA	2,292	2,238,432
30 Yr Pass Thru Ctf	8.500	09-01-24	AAA	22	23,156
30 Yr Pass Thru Ctf	8.500	10-01-24	AAA	261	279,812
30 Yr Pass Thru Ctf	6.500	07-01-36	AAA	5,121	5,201,461
30 Yr Pass Thru Ctf	6.500	02-01-37	AAA	9,529	9,679,461
30 Yr Pass Thru Ctf	6.000	01-01-34	AAA	1,708	1,706,109
30 Yr Pass Thru Ctf	6.000	10-01-35	AAA	1,837	1,835,927
30 Yr Pass Thru Ctf (M)	6.000	08-01-36	AAA	5,179	5,175,025
30 Yr Pass Thru Ctf	6.000	08-01-36	AAA	7,030	7,024,402
30 Yr Pass Thru Ctf (M)	6.000	09-01-36	AAA	7,195	7,189,723
30 Yr Pass Thru Ctf	6.000	05-01-37	AAA	1,060	1,058,949
30 Yr Pass Thru Ctf (M)	5.500	06-01-33	AAA	12,000	11,715,000
30 Yr Pass Thru Ctf	5.500	01-01-36	AAA	3,525	3,446,978
30 Yr Pass Thru Ctf	5.500	07-01-36	AAA	9,042	8,832,866
30 Yr Pass Thru Ctf	5.500	03-01-37	AAA	10,793	10,538,121
30 Yr Pass Thru Ctf	5.500	03-01-37	AAA	7,968	7,779,461
30 Yr Pass Thru Ctf	5.500	04-01-37	AAA	4,500	4,393,707
30 Yr Pass Thru Ctf	5.500	05-01-37	AAA	7,400	7,225,207
30 Yr Pass Thru Ctf	5.500	05-01-37	AAA	13,500	13,181,121
30 Yr Pass Thru Ctf	5.500	05-01-37	AAA	14,235	13,905,531
30 Yr Pass Thru Ctf	5.000	11-01-33	AAA	14,218	13,570,337
Adj Rate Mtg (P)	5.784	12-01-35	AAA	8,031	8,038,383
Adj Rate Mtg (P)	5.493	01-01-36	AAA	7,692	7,679,490
Adj Rate Mtg (P)	5.320	12-01-35	AAA	2,411	2,395,500
Adj Rate Mtg (P)	5.294	01-01-36	AAA	12,251	12,114,410
CMO-REMIC Ser 1993-225-TK	6.500	12-25-23	AAA	5,032	5,235,125
CMO-REMIC Ser 2003-33-AC	4.250	03-25-33	AAA	2,500	2,389,374
CMO-REMIC Ser 2003-49-JE	3.000	04-25-33	AAA	2,834	2,535,291
CMO-REMIC Ser 2006-64-PC	5.500	10-25-34	AAA	3,965	3,866,938
CMO-REMIC Ser 3324-PB	5.500	06-15-30	AAA	20,988	20,813,485

Government National
Mortgage Assn.,
15 Yr Pass Thru Ctf	7.500	04-15-13	AAA	739	770,388
30 Yr Pass Thru Ctf	11.000	01-15-14	AAA	73	80,470
30 Yr Pass Thru Ctf	11.000	12-15-15	AAA	399	440,531
30 Yr Pass Thru Ctf	7.000	05-15-29	AAA	1,227	1,283,237

Small Business Administration,
Pass Thru Ctf Ser 05-20J	5.090	10-01-25	AAA	4,611	4,486,772
Pass Thru Ctf Ser 05-20K	5.360	11-01-25	AAA	4,608	4,580,390

See notes to financial statements

Government Income Fund

11

F I N A N C I A L   S T A T E M E N T S

	Interest	Par value
Issuer, description, maturity date	rate	(000)	Value

Short-term investments 26.83%			$92,230,271

(Cost $92,230,271)

Joint Repurchase Agreement 6.68%			22,972,000

Investment in a joint repurchase agreement transaction with
Cantor Fitzgerald L.P. — Dated 5-31-07, due 6-1-07 (Secured
by U.S. Treasury Inflation Indexed Notes 3.500% due
1-15-11, valued at $23,531,000 including interest).
Maturity value: $22,975,248	5.090%	$22,972	$22,972,000

		Shares
Cash Equivalents 20.15%			69,258,271

John Hancock Cash Investment Trust (T)(W)		69,258,271	69,258,271

Total investments (Cost $426,884,917) 123.29%			$423,817,738

Other assets and liabilities, net (23.29%)			($80,052,221)

Total net assets 100.00%			$343,765,517

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available unless indicated otherwise.

(L) All or a portion of this security is on loan as of May 31, 2007.

(M) This security having an aggregate value of $11,715,000, or 3.41% of the Fund’s net assets, has been purchased as a forward commitments — that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of this security are fixed at trade date, although the Fund does not earn any interest on these until settlement date. The Fund has segregated assets with a current value at least equal to the amount of the forward commitments.

Accordingly, the market values of $7,189,723 of Federal National Mortgage Assn., 30 Yr Pass Thru Ctf, 6.00%, 09-01-2036 and $5,175,018 of Federal National Mortgage Assn., 30 Yr Pass Thru Ctf, 6.00%, 08-01-2036 have been segregated to cover the forward commitment.

(P) Represents rate in effect on May 31, 2007.

(T) Represents investment of securities lending collateral.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Government Income Fund

12

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $357,626,646)
including $65,912,914 of securities loaned (Note 1)	$354,559,467
Investments in affiliated issuers, at value (cost $69,258,271)	69,258,271
Total investments, at value (cost $426,884,917)	423,817,738
Cash	128
Cash segregated at broker for future contracts (Note 1)	68,250
Receivable for investments sold	23,170
Receivable for shares sold	8,363
Interest receivable	1,762,483
Other assets	201,384

Total assets	425,881,516

Liabilities

Payable for investments purchased	11,752,656
Payable for shares repurchased	548,603
Payable upon return of securities loaned (Note 1)	69,258,271
Dividends payable	47,168
Payable for futures variation margin (Note 1)	11,485
Payable to affiliates
Management fees	224,574
Distribution and service fees	17,116
Other	48,962
Other payables and accrued expenses	207,164

Total liabilities	82,115,999

Net assets

Capital paid-in	398,351,199
Accumulated net realized loss on investments and financial futures contracts	(51,337,371)
Net unrealized depreciation of investments and financial futures contracts	(3,100,727)
Distributions in excess of net investment income	(147,584)

Net assets	$343,765,517

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($319,597,465 ÷ 36,045,089 shares)	$8.87
Class B ($18,692,585 ÷ 2,108,410 shares)[1]	$8.87
Class C ($5,475,467 ÷ 617,696 shares)[1]	$8.86

Maximum offering price per share

Class A2 ($8.87 ÷ 95.5%)	$9.29

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

Government Income Fund

13

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$20,511,214
Securities lending	274,959

Total investment income	20,786,173

Expenses

Investment management fees (Note 2)	2,202,078
Distribution and service fees (Note 2)	1,125,435
Transfer agent fees (Note 2)	561,001
Accounting and legal services fees (Note 2)	48,156
Compliance fees	10,000
Custodian fees	72,891
Printing fees	53,900
Blue sky fees	40,437
Professional fees	33,393
Interest	22,489
Trustees’ fees	20,065
Securities lending fees	10,440
Miscellaneous	28,404

Total expenses	4,228,689
Less expense reductions (Note 2)	(197,450)

Net expenses	4,031,239

Net investment income	16,754,934

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	(916,569)
Financial futures contracts	347,219

Change in net unrealized appreciation (depreciation) of
Investments	4,242,655
Financial futures contracts	85,071

Net realized and unrealized gain	3,758,376

Increase in net assets from operations	$20,513,310

See notes to financial statements

Government Income Fund

14

F I N A N C I A L   S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-06	5-31-07

Increase (decrease) in net assets

From operations
Net investment income	$16,767,128	$16,754,934
Net realized loss	(6,866,409)	(569,350)
Change in net unrealized appreciation (depreciation)	(14,546,719)	4,327,726

Increase (decrease) in net assets resulting from operations	(4,646,000)	20,513,310

Distributions to shareholders
From net investment income
Class A	(16,149,843)	(15,851,709)
Class B	(1,255,836)	(903,887)
Class C	(194,029)	(211,834)

	(17,599,708)	(16,967,430)

From Fund share transactions	(61,788,852)	(41,547,697)

Total increase (decrease)	(84,034,560)	(38,001,817)

Net assets

Beginning of year	465,801,894	381,767,334

End of year[1]	$381,767,334	$343,765,517

1 Includes distributions in excess of net investment of $148,484 and $147,584, respectively.

See notes to financial statements

Government Income Fund

15

F I N A N C I A L   S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$9.21	$9.82	$9.16	$9.26	$8.79
Net investment income[2]	0.36	0.30	0.33	0.36	0.41
Net realized and unrealized
gain (loss) on investments	0.65	(0.61)	0.15	(0.45)	0.09
Total from investment operations	1.01	(0.31)	0.48	(0.09)	0.50
Less distributions
From net investment income	(0.40)	(0.35)	(0.38)	(0.38)	(0.42)
Net asset value, end of period	$9.82	$9.16	$9.26	$8.79	$8.87
Total return[3,4] (%)	11.12	(3.13)	5.31	(0.99)	5.76

Ratios and supplemental data

Net assets, end of period
(in millions)	$565	$456	$415	$349	$320
Ratio of net expenses to average
net assets (%)	1.04	1.07	1.07	1.08	1.05
Ratio of gross expenses to average
net assets[5] (%)	1.17	1.17	1.12	1.12	1.10
Ratio of net investment income
to average net assets (%)	3.76	3.20	3.57	4.00	4.64
Portfolio turnover (%)	400	411	316	209	168[6]

See notes to financial statements

Government Income Fund

16

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$9.21	$9.82	$9.16	$9.26	$8.79
Net investment income[2]	0.28	0.23	0.26	0.29	0.34
Net realized and unrealized
gain (loss) on investments	0.65	(0.61)	0.15	(0.44)	0.09
Total from investment operations	0.93	(0.38)	0.41	(0.15)	0.43
Less distributions
From net investment income	(0.32)	(0.28)	(0.31)	(0.32)	(0.35)
Net asset value, end of period	$9.82	$9.16	$9.26	$8.79	$8.87
Total return[3,4] (%)	10.30	(3.85)	4.53	(1.73)	4.98

Ratios and supplemental data

Net assets, end of period
(in millions)	$128	$63	$44	$28	$19
Ratio of net expenses to average
net assets (%)	1.79	1.82	1.82	1.83	1.80
Ratio of gross expenses to average
net assets[5] (%)	1.92	1.92	1.87	1.87	1.85
Ratio of net investment income
to average net assets (%)	2.97	2.39	2.82	3.23	3.88
Portfolio turnover (%)	400	411	316	209	168[6]

See notes to financial statements

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17

F I N A N C I A L   S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$9.21	$9.82	$9.16	$9.26	$8.79
Net investment income[2]	0.27	0.22	0.26	0.29	0.34
Net realized and unrealized
gain (loss) on investments	0.66	(0.60)	0.15	(0.44)	0.08
Total from investment operations	0.93	(0.38)	0.41	(0.15)	0.42
Less distributions
From net investment income	(0.32)	(0.28)	(0.31)	(0.32)	(0.35)
Net asset value, end of period	$9.82	$9.16	$9.26	$8.79	$8.86
Total return[3,4] (%)	10.30	(3.85)	4.53	(1.73)	4.98

Ratios and supplemental data

Net assets, end of period
(in millions)	$26	$8	$6	$5	$5
Ratio of net expenses to average
net assets (%)	1.79	1.82	1.82	1.83	1.80
Ratio of gross expenses to average
net assets[5] (%)	1.92	1.92	1.87	1.87	1.85
Ratio of net investment income
to average net assets (%)	2.86	2.31	2.83	3.24	3.91
Portfolio turnover (%)	400	411	316	209	168[6]

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Total returns would have been lower had certain expenses not been reduced during the periods shown.

5 Does not take into consideration expense reductions during the periods shown.

6 The portfolio turnover rate including the effect of forward commitment trades is 172% for the year ended May 31, 2007. Prior years exclude the effect of forward commitment trades.

See notes to financial statements

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Notes to financial statements

Note 1
Accounting policies

John Hancock Government Income Fund (the Fund) is a diversified series of John Hancock Bond Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund are as follows:

Security valuation

The net asset value of the shares of Class A, Class B and Class C is determined daily as of the close of the NYSE, normally at 4:00 p.m. Eastern time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

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19

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a “when-issued” or “forward commitment” basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund utilizes the level yield method to accrete discount from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with the Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2007.

Securities lending

The Fund may lend securities in amounts up to 33 1 / 3 % of the Fund’s total assets. Such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and marked-to-market on a daily basis. The Fund may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially.

The Fund receives compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. The Fund invests the cash collateral received in connection with securities lending transactions in the John Hancock Cash Investment Trust (JHCIT), a Delaware common law trust and an affiliated fund. JHCIT is exempt from registration under Section 3(c)(7) of the 1940 Act (pursuant to exemptive order issued by the SEC) and is managed by the Adviser, for which the Adviser receives an investment advisory fee of 0.04% of the average daily net assets of the JHCIT.

All collateral received will be in an amount equal to at least 102% of the market value of

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20

the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next business day. During the loan period, the Fund continues to retain rights of ownership, including dividends and interest of the loaned securities. As of May 31, 2007, the Fund loaned securities having a market value of $65,912,914 collateralized by cash invested in securities in the amount of $69,258,271.

Financial futures contracts

The Fund may buy and sell financial futures contracts. Buying futures tends to increase the Fund’s exposure to the underlying instrument. Selling futures tends to decrease the Fund’s exposure to the underlying instrument or hedge other Fund’s instruments. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as “variation margin,” are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments arising from this “mark to market” are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into financial futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out financial futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund’s gains and/or losses can be affected as a result of financial futures contracts. On May 31, 2007, the Fund had deposited $68,250 in a segregated account for the broker to cover margin requirements on open financial futures contracts.

The Fund had the following financial futures contracts open on May 31, 2007:

	NUMBER OF
OPEN CONTRACTS	CONTRACTS	POSITION	EXPIRATION	DEPRECIATION

US 10-year Treasury Note	105	Long	Sep 2007	$33,548

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $50,250,767 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2008 — $12,181,718, May 31, 2009 — $13,270,046, May 31, 2012 — $4,248,579, May 31, 2013 — $4,467,829, May 31, 2014 — $9,620,557 and May 31, 2015 — $6,462,038. Net ordinary losses of $1,120,039 that are attributable to security transactions incurred after October 31, 2006, are treated as arising on June 1, 2007, the first day of the Fund’s next taxable year.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position

Government Income Fund

21

taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has evaluated the application of this Interpretation to the Fund and does not believe there is a material impact resulting from the adoption of this Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than November 30, 2007.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $17,599,708. During the year ended May 31, 2007, the tax character of distributions paid was as follows: ordinary income $16,967,430. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300,000,000 of the Fund’s average daily net asset value and (b) 0.50% of the Fund’s average daily net asset value in excess of $300,000,000.

The Adviser has agreed to limit the management fee to 0.55% of the Fund’s average daily net asset value, at least until September 30, 2007. Accordingly, the expense reductions related to management fee limitation amounted to $192,292 for the year ended May 31, 2007. The Adviser reserves the right to terminate this limitation in the future.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (Sovereign), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (JHLICO), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

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22

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25%, 1.00% and 1.00% of average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described above for the year ended May 31, 2007 were as follows:

Distribution and
Share class	service fees

Class A	$842,907
Class B	229,184
Class C	53,344

Total	$1,125,435

Class A shares are assessed up-front sales charges. During the year ended May 31, 2007, JH Funds received net up-front sales charges of $96,007 with regard to sales of Class A shares. Of this amount, $10,681 was retained and used for printing prospectuses, advertising, sales literature and other purposes; $59,558 was paid a sales commissions to unrelated broker-dealers and $25,768 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, JHLICO, is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2007, CDSCs received by JH Funds amounted to $105,319 for Class B shares and $938 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of each class’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by greater than 0.05% . Accordingly, the transfer agent expense for Class A, Class B and Class C shares was reduced by $5,158 during the year ended May 31, 2007. Signature Services terminated this agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the year amounted to $48,156. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund

Government Income Fund

23

makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended May 31, 2006 and May 31, 2007, along with the corresponding dollar value.

	Year ended 5-31-06		Year ended 5-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,706,602	$15,473,969	1,919,640	$17,139,598
Distributions reinvested	1,367,163	12,347,122	1,347,661	12,029,525
Repurchased	(8,191,768)	(73,979,380)	(6,950,411)	(62,012,842)
Net decrease	(5,118,003)	($46,158,289)	(3,683,110)	($32,843,719)

Class B shares

Sold	179,045	$1,619,908	231,726	$2,078,034
Distributions reinvested	112,339	1,015,533	82,013	731,833
Repurchased	(1,873,311)	(16,903,454)	(1,371,944)	(12,235,736)
Net decrease	(1,581,927)	($14,268,013)	(1,058,205)	($9,425,869)

Class C shares

Sold	57,679	$520,635	320,924	$2,867,772
Distributions reinvested	17,662	159,562	20,385	182,070
Repurchased	(226,586)	(2,042,747)	(260,975)	(2,327,951)
Net increase (decrease)	(151,245)	($1,362,550)	80,334	$721,891

Net decrease	(6,851,175)	($61,788,852)	(4,660,981)	($41,547,697)

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the period ended May 31, 2007, aggregated $387,748,243 and $437,865,903, respectively. Purchases and proceeds from maturities of obligations of U.S. government aggregated $202,186,262 and $214,088,726, respectively, during the year ended May 31, 2007.

The cost of investments owned on May 31, 2007, including short-term investments, for federal income tax purposes, was $427,261,057. Gross unrealized appreciation and depreciation of investments aggregated $956,866 and $4,400,185, respectively, resulting in net unrealized depreciation of $3,443,319. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to

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24

amortization of premiums and accretion of discounts on debt securities.

Note 6
Reclassification of accounts

During the year ended May 31, 2007, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $235,698, a decrease in accumulated net investment loss of $213,396 and an increase in capital paid-in of $22,302. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2007. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for amortization of premium. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Note 7
Subsequent event

On June 25, 2007, John Hancock Advisers, LLC (the Adviser) and John Hancock Funds, LLC (the Distributor) and two of their affiliates (collectively, the John Hancock Affiliates) reached a settlement with the Securities and Exchange Commission that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003. There was no impact on this Fund as it did not participate in the program.

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Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Government Income Fund (the Fund) at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report dated July 25, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 27, 2007

26

Tax information
(Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2007.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

27

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock Government
Income Fund

The Investment Company Act of 1940 (the 1940 Act), requires the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock Government Income Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also

28

considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board noted that the Fund’s performance during the 10-year period was higher than the performance of the Peer Group median and lower than the performance of the Category median, and its benchmark index, the Lehman Brothers Government Bond Index. The Board also noted that the Fund’s performance during the more recent one-, three- and five-year periods under review was lower than the Peer Group and Category medians, and its benchmark index. The Adviser provided information to the Board regarding factors contributing to the Fund’s performance results. The Board indicated its intent to continue to monitor the Fund’s performance trends.

Investment advisory fee and subadvisory fee rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was higher than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and total operating expense ratio after taking the fee waiver arrangement applicable to the Advisory Agreement Rate into account (Net Expense Ratio). The Board received and considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Peer Group and Category medians. The Board noted that the Fund’s Gross and Net Expense Ratios were higher than the median of its Category. The Board also noted that the Fund’s Gross and Net Expense Ratios were not appreciably higher than the Peer Group median. The Board favorably considered the impact of fee caps towards ultimately lowering the Fund’s total operating expense ratio.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall expenses and plans for improving performance supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

29

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

30

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	1998	60

Independent Chairman (since 2005); Chairman and Chief Executive
Officer, R.M. Bradley & Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore Medical Center; Director,
Boston Stock Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; Director, Boston Municipal
Research Bureau; Member of the Advisory Board, Carroll Graduate School
of Management at Boston College.

James F. Carlin, Born: 1940	1994	60

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	1988	60

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx,
Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius
(until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-
Pilot Corporation (diversified life insurance company) (until 2006), New
Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain
(until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.
com (until 2001), Southwest Airlines (since 2000), Introgen (since 2000)
and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank–Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

31

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, [2] Born: 1938	1994	60

Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation
(public utility holding company) (retired 1998); Vice President and Director,
AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribu-
tion) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and
History Association (until 2005).

John A. Moore,[2] Born: 1939	2005	60

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (2002–2006).

Patti McGill Peterson,[2] Born: 1943	2005	60

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow,
Cornell Institute of Public Affairs, Cornell University (until 1998); Former
President, Wells College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation,
International Fellowships Program (since 2002); Director, Lois Roth Endowment
(since 2002); Director, Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	1994	60

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida,
Inc. (since 2000); Director and President, Greenscapes of Southwest Florida,
Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	264

President, John Hancock Insurance Group; Executive Vice President, John
Hancock Life Insurance Company (since June 2004); Chairman and Director,
John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC and
The Berkeley Financial Group, LLC (The Berkeley Group) (holding company)
(since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

32

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group,
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006);
President and Chief Executive Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II and John Hancock Funds III; Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Vice President and Ethics & Compliance Officer, Fidelity Investments
(until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (June 2007–Present); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–
June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche
Asset Management (2003–2005); Director, Tax and Financial Reporting,
Deutsche Asset Management (2002–2003); Vice President and Treasurer,
Deutsche Global Fund Services (1999–2002).

33

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (June 2007–Present); Chief Operating
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (June 2007–Present); Director, Executive Vice
President and Chief Financial Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief
Financial Officer, John Hancock Investment Management Services, LLC (since
2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since
2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief
Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (2005–June 2007); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered public
Management (U.S.), LLC	Services, Inc.	accounting firm
101 Huntington Avenue	One John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

36

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Opportunities Fund
Global Shareholder Yield Fund	INCOME
Growth Fund	Bond Fund
Growth Opportunities Fund	Government Income Fund
Growth Trends Fund	High Yield Fund
Intrinsic Value Fund	Investment Grade Bond Fund
Large Cap Equity Fund	Strategic Income Fund
Large Cap Select Fund
Mid Cap Equity Fund	TAX-FREE INCOME
Multi Cap Growth Fund	California Tax-Free Income Fund
Small Cap Equity Fund	High Yield Municipal Bond Fund
Small Cap Fund	Massachusetts Tax-Free Income Fund
Small Cap Intrinsic Value Fund	New York Tax-Free Income Fund
Sovereign Investors Fund	Tax-Free Bond Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund	MONEY MARKET
Value Opportunities Fund	Money Market Fund
U.S. Government Cash Reserve
ASSET ALLOCATION
Allocation Core Portfolio	CLOSED-END
Allocation Growth + Value Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2010 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2015 Portfolio	Income Securities Trust
Lifecycle 2020 Portfolio	Investors Trust
Lifecycle 2025 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2030 Portfolio	Patriot Select Dividend Trust
Lifecycle 2035 Portfolio	Preferred Income Fund
Lifecycle 2040 Portfolio	Preferred Income II Fund
Lifecycle 2045 Portfolio	Preferred Income III Fund
Lifecycle Retirement Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

	5600A	5/07
This report is for the information of the shareholders of John Hancock Government Income Fund.		7/07

John Hancock

MUTUAL FUNDS

John Hancock

High Yield Fund

Annual Report

5.31.07

Your fund at a glance

Manager’s report
page 2

A look at performance
page 6

Your expenses
page 8

Fund’s investments
page 10

Financial statements
page 23

Notes to financial
statements
page 30

Trustees and officers
page 45

For more information
page 52

CEO corner

To Our Shareholders,

The U.S. financial markets turned in strong results over the last 12 months. Positive economic news, better-than-expected corporate earnings growth, buoyant global economies, and increased merger and acquisitions activity served to overcome concerns about inflation, high energy costs, a housing slowdown and the troubled subprime mortgage market. Even with a sharp, albeit brief, decline during the period, the broad stock market, as measured by the Standard & Poor’s 500 Index, returned 22.79% for the year ended May 31, 2007.

This environment also led the Federal Reserve Board to hold short-term interest rates steady, and fixed-income securities also produced positive results. The broad Lehman Brothers Aggregate Bond Index returned 6.66% for the year, while high-yield corporate bonds remained the best performers, reflecting the favorable credit environment and strong demand for yield.

After the market’s moves of the last year, we encourage investors to sit back, take stock and set some realistic expectations. While history bodes well for the U.S. market in 2007 (since 1939, the S&P 500 Index has always produced positive results in the third year of a presidential term), there are no guarantees, and opinions are divided on the future of this more-than-four-year-old bull market. Investors are also dealing with heightened uncertainty about the direction of interest rates. Inflation data at the end of the period caused anxiety that the Fed would not cut interest rates any time soon, as had previously been expected.

It may also be time to contact your financial professional to determine whether changes are in order to your investment mix. Some asset groups have had long runs of outperformance and may now represent a larger percentage of your portfolios than prudent diversification would suggest they should. After all, we believe investors with a well-balanced portfolio and a marathon, not a sprint, approach to investing, stand a better chance of weathering the market’s short-term twists and turns and reaching their long-term goals.

Sincerely,

Keith F. Hartstein,
President and Chief Executive Officer

This commentary reflects the CEO’s views as of May 31, 2007. They are subject to change at any time.

Your fund at a glance

The Fund seeks high current income. Capital appreciation is a secondary goal. The Fund normally invests at least 80% of its assets in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents.

Over the last twelve months

► High yield bonds were the best-performing fixed-income securities for the year, as investors reached for additional yield against a favorable backdrop of modest growth and inflation.

► The Fund beat its benchmark and the competition thanks to good performance from large positions in airlines, cable and media, and materials bonds.

► We have had a cautious outlook for the high yield market, and are buying bonds of higher quality with less risk of default because of their hierarchy in the corporate structure.

Top 10 issuers

Rural Cellular Corp.	6.4%	Dobson Communications Corp.	2.4%

UAL Corp.	4.8%	XM Satellite Radio Holdings, Inc.	2.1%

Brazil, Federative Republic of	4.3%	Allied Waste Industries, Inc.	2.0%

Northwest Airlines, Inc.	3.9%	AMR Corp.	1.7%

Freeport-McMoRan		American Pacific Corp.	1.6%

Copper & Gold, Inc.	3.4%

As a percentage of net assets on May 31, 2007.

Manager’s report

John Hancock

High Yield Fund

U.S. financial markets produced solid returns during the 12 months ended May 31, 2007, when the Standard & Poor’s 500 Index and the Lehman Brothers Aggregate Bond Index returned 22.79% and 6.66%, respectively. High yield securities, which act like a mix between stocks and bonds, returned 13.23%, as measured by the Merrill Lynch High Yield Master II Index. Looking at the economic environment, growth ran at a generally moderate pace during the period, despite hitting a speed bump in the first quarter of 2007. Inflation remained tame outside of food and energy prices. Meanwhile, stocks benefited from record merger and acquisition activity, while corporate earnings growth slowed but remained positive.

These factors continued to benefit lower-rated, higher-yielding bonds — which are more sensitive to economic conditions — helping them outperform Treasury securities and other high-quality bonds. Similarly, within the high yield market, the lowest-rated credit segments performed best. As a result, the difference in yield, or spread, between high yield and Treasury bonds, as well as between the different rating slices of the high yield market, approached all-time lows. This means investors aren’t being compensated with much additional yield for taking on greater credit risk.

SCORECARD

INVESTMENT		PERIOD’S PERFORMANCE. . . AND WHAT’S BEHIND THE NUMBERS

Great Lakes Carbon	▲	Long-held, large position bought out at significant premium

Northwest Airlines	▲	Large position in defaulted bonds up nearly 50% as dramatic cost cuts and restructuring helped the airline emerge from bankruptcy

XM Satellite	▼	Slower-than-expected revenue and subscriber growth

Portfolio Manager, MFC Global Investment Management (U.S.), LLC
Arthur N. Calavritinos, CFA

Fund performance

John Hancock High Yield Fund performed very well during the fiscal year ended May 31, 2007, as its Class A, Class B and Class C shares posted total returns of 20.65%, 19.77% and 19.76%, respectively, at net asset value. These results far outpaced the 13.23% return of the Fund’s benchmark, the Merrill Lynch High Yield Master II Index, and the 11.92% average return of the high-yield bond funds tracked by Morning-star, Inc.1 This performance continues a trend of outstanding long-term results — the Fund ranked in the top 1%, 2%, 3% and 9% of its Morningstar peer group for the one-, three-, five- and 10-year periods ended May 31, respectively. (Ranked by Morningstar, Inc., as of May 31, 2007. The Fund ranked 1st out of 535; 6th out of 467; 9th out of 379; and 12th out of 164 funds for the one-, three-, five- and 10-year periods. Ratings are based on total return and do not account for sales charges.)

“U.S. financial markets produced
solid returns during the
12 months ended May 31, 2007…”

The Fund outperformed its index and the Morningstar category average by a wide margin in the period as a result of solid performance from large positions in several industries, including airlines, cable and media, and basic materials.

QUALITY
DISTRIBUTION[2]

AAA	2%
BB	12%
B	27%
CCC	35%
CC	1%
D	10%

Airlines take off

The Fund’s positioning reflects our investment process — we rarely buy newly issued securities, preferring to buy beaten-down bonds in out-of-favor industries. In addition, we believe attractive investment opportunities can be hard to come by, so when we have a high degree of conviction about a particular issuer or industry, we often take a sizable position.

High Yield Fund

A good example of this process at work is our stake in airlines, which represented more than 20% of assets as of May 31. We built these positions years ago when the securities were trading at distressed levels. But massive restructuring and cost cutting in recent years helped the industry to a major milestone — there were no major U.S. airlines in bankruptcy for the first time in almost five years as of May 31, when Northwest Airlines, Inc. emerged from bankruptcy protection. Northwest accounts for one of the largest positions in the portfolio, and its bonds were up almost 50% during the fiscal year. Other sizable positions that contributed to outperformance in this space were United Air Lines, Inc. and Alaska Airlines, Inc.

Similarly, large positions established years ago in cable and media, as well as in casino bonds, contributed to return during the fiscal year. We liked these sectors because of their attractive valuation and cash flows. Some of the leading contributors to performance here were Comcast Corp. and Charter Communications, Inc., as well as a number of casino names.

Material difference

A number of key contributors were positions in firms providing chemicals and other basic materials. First among these was a long-held, large position in commodity chemicals firm Great Lakes Carbon, which makes material used in the manufacture of aluminum. We have held these securities since the late-1990s because we saw the company as a steady business with good fundamentals generating plenty of free cash flow. The company was recently bought out at a significant premium.

SECTOR DISTRIBUTION[2]

Consumer discretionary	28%
Industrials	24%
Materials	14%
Telecommunication
services	13%
Financials	7%
Foreign government	4%
Consumer staples	3%
Utilities	2%
Health care	1%
Energy	1%

Another leading contributor to results was metals and mining firm Freeport-McMoRan Copper & Gold, Inc. — one of our largest holdings. Freeport is benefiting from strong global copper demand for industrial uses. The bonds also benefited from the company’s decision to use newly issued stock to pay down outstanding debt, resulting in a credit upgrade and strong performance.

High Yield Fund

XM detracts

Of course, not all of our holdings were successful. XM Satellite Radio posted disappointing customer and revenue growth, and it’s unclear if its proposed merger with rival Sirius will gain FCC approval. In addition, some of the Fund’s paper and forest products names underperformed.

“The Fund outperformed its index
and the Morningstar category
average by a wide margin
as a result of solid performance
from large positions in
several industries...”

Outlook

As we’ve been saying for some time now, we have a cautious outlook for the high yield market at a time when the economy is slowing. Nevertheless, there are a number of strategies we’re using to try to generate outperformance. For example, we’ve been taking positions in securities such as secured bonds and bank loans that are higher up the corporate capital structure, meaning they get paid out first in the event of a default.

We’ve also been adding some high-quality, attractively valued mortgage-backed securities comprised of Alt-A mortgages, or so-called “reduced documentation” loans. These bonds are not subprime loans, but made it onto our radar because of the strong negative sentiment around real estate. We’re also looking for opportunities in other housing-related securities, a good example of the sort of out-of-favor sector we like. The Fund has an excellent long-term track record and, while there are no guarantees of future success, we will continue to apply our same strategies toward providing our shareholders with consistent, competitive returns.

This commentary reflects the views of the portfolio manager through the end of the Fund’s period discussed in this report. The manager’s statements reflect his own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

See the prospectus for the risks of investing in high yield bonds. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Morningstar, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

2 As a percentage of net assets on May 31, 2007.

High Yield Fund

A look at performance

For the periods ended May 31, 2007

		Average annual returns				Cumulative total returns				SEC 30-
		with maximum sales charge (POP)				with maximum sales charge (POP)				day yield
	Inception				Since				Since as of
Class	date	1-year	5-year	10-year	inception	1-year	5-year	10-year	inception	5-31-07

A	6-30-93	15.11%	12.60%	6.87%	—	15.11%	81.00%	94.33%	—	4.75%

B	10-26-87	14.77	12.55	6.72	—	14.77	80.60	91.70	—	4.09

C	5-1-98	18.76	12.79	—	5.31%	18.76	82.53	—	59.93%	4.21

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. The Class B shares’ CDSC declines annually between years 1–6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month-end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund’s performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable.

High Yield Fund

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in High Yield Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Merrill Lynch U.S. High Yield Master II Index.

		Without	With maximum
Class	Period beginning	sales charge	sales charge	Index

B2	5-31-97	$19,170	$19,170	$19,054

C2	5-1-98	15,993	15,993	16,962

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of May 31, 2007. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective July 15, 2004. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Merrill Lynch U.S. High Yield Master II Index is an index composed of U.S. currency high yield bonds issued by U.S. and non-U.S. issuers.

It is not possible to invest directly in an index. Index figures do not reflect sales charges which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

High Yield Fund

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■  Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■  Ongoing operating expenses including management fees, distribution and service fees (if applicable) and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2006, with the same investment held until May 31, 2007.

	Account value	Ending value	Expenses paid during period
	on 12-1-06	on 5-31-07	ended 5-31-07[1]

Class A	$1,000.00	$1,083.90	$4.69

Class B	1,000.00	1,079.90	8.63

Class C	1,000.00	1,079.90	8.63

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2007, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

High Yield Fund

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2006, with the same investment held until May 31, 2007. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during period
	on 12-1-06	on 5-31-07	ended 5-31-07[1]

Class A	$1,000.00	$1,020.40	$4.55

Class B	1,000.00	1,016.60	8.37

Class C	1,000.00	1,016.60	8.37

Remember, these examples do not include any transaction costs, such as sales charges; therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 1.66% and 1.65% for Class A, Class B and Class C, respectively, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year/365 or 366 (to reflect the one-half year period).

High Yield Fund

Fund’s investments

F I N A N C I A L  S T A T E M E N T S

Securities owned by the Fund on 5-31-07

This schedule is divided into ten main categories: bonds, defaulted bonds beyond maturity date, capital preferred securities, common stocks, lessor equipment trust certificates, preferred stocks, tax-exempt long-term bonds, tranche loans, warrants and short-term investments. Bonds, capital preferred securities, common stocks, lessor equipment trust certificates, preferred stocks, tax-exempt long-term bonds, tranche loans and warrants are further broken down by industry group. Short-term investments, which represent the Fund’s cash position, are listed last.

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Bonds 72.48%					$1,036,214,210
(Cost $1,029,196,716)

Advertising 0.91%					13,001,250

Vertis, Inc.,
Gtd Sr Note Ser B	10.875%	06-15-09	CCC	$5,000	5,000,000
Sub Note (S)	13.500	12-07-09	Caa3	9,250	8,001,250

Aerospace & Defense 0.69%					9,847,600

AAR Corp.,
Note	6.875	12-15-07	BB	9,000	9,000,000

TransDigm, Inc.,
Gtd Sr Sub Note	7.750	07-15-14	B–	385	400,400
Sr Sub Note (S)	7.750	07-15-14	B–	430	447,200

Airlines 14.78%					211,313,211

Alaska Airlines, Inc.,
Equip Trust (G)	10.150	02-01-11	B	1,074	1,052,787
Equip Trust Ctf Ser A	9.500	04-12-10	B+	4,446	4,170,161
Equip Trust Ctf Ser D	9.500	04-12-12	B+	3,748	3,411,167

American Airlines, Inc.,
Equip Trust Ser 1990-K	9.930	06-15-10	CCC+	1,500	1,520,625
Pass Thru Ctf Ser 1988-A4	10.210	01-01-10	B–	2,867	2,880,858
Pass Thru Ctf Ser 1991-B2 (S)	10.320	07-30-14	CCC+	5,081	5,246,132
Pass Thru Ctf Ser 1992-A1	8.080	09-11-11	B–	1,635	1,667,252
Pass Thru Ctf Ser 1994-A5	10.190	05-26-16	B–	4,211	4,263,637

AMR Corp.,
Conv Sr Note (S)	4.250	09-23-23	CCC+	6,900	11,816,250
Conv Sr Note	4.250	09-23-23	CCC+	7,060	12,090,250

GOL Finance,
Gtd Note (Brazil) (S)	8.750	04-29-49	Ba2	11,680	11,753,000

KLM Royal Dutch Airlines NV,
Sr Sub Deb (Switzerland) (D)(G)	2.125	12-29-49	B–	1,680	746,469

Northwest Airlines, Inc.,
Conv Sr Note (G)(H)	8.700	11-15-23	D	35,160	26,194,200
Gtd Conv Sr Note (G)(H)	6.625	05-15-23	D	14,500	10,748,125
Gtd Sr Note (G)(H)	10.000	02-01-09	D	2,605	1,934,212

See notes to financial statements

High Yield Fund

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Airlines (continued)

Northwest Airlines, Inc.,
Gtd Lease Rejection Claim Ctf
(N666US) (G)(H)	Zero	11-30-07	D	$15,890	$10,646,300

NWA Trust,
Note Ser C	11.300%	12-21-12	CCC+	7,052	7,122,832

UAL Corp.,
Gtd Conv Sr Sub Note (S)	4.500	06-30-21	CCC+	27,570	36,566,091
Gtd Sr Sub Note	4.500	06-30-21	CCC+	23,908	31,709,180

United Air Lines, Inc.,
Pass Thru Ctf Ser 2000-2 Class C	7.762	12-31-49	Caa2	20,436	19,133,523

US Airways, Inc.,
Pass Thru Ctf Ser 1998-1 Class C	6.820	01-30-14	B+	7,297	6,640,160

Auto Parts & Equipment 0.48%					6,820,012

Exide Technologies,
Sr Sec Note Ser B	10.500	03-15-13	CCC	4,800	4,968,000

Federal-Mogul Corp.,
Gtd Sr Note (G)(H)	7.500	01-15-09	D	1,885	1,852,012

Broadcasting & Cable TV 9.53%					136,322,819

Canadian Satellite Radio
Holdings, Inc.,
Sr Note (Canada) (G)	12.750	02-15-14	CCC+	13,500	13,837,500

CCO Holdings, LLC/CCO Holdings
Capital Corp.,
Sr Note	8.750	11-15-13	CCC	10,000	10,500,000

Charter Communications Holdings,
LLC/Charter Communications
Holdings Capital Corp.,
Sr Disc Note	9.920	04-01-11	CCC	2,490	2,490,000
Sr Note	10.750	10-01-09	CCC	17,700	18,585,000

Charter Communications Holdings
I, LLC,
Gtd Sr Note	13.500	01-15-14	CCC	5,245	5,435,131
Gtd Sr Note	12.125	01-15-15	CCC	3,050	3,095,750
Gtd Sr Note (G)	11.000	10-01-15	CCC	1,720	1,866,200
Gtd Sr Note	9.920	04-01-14	CCC	4,486	4,295,345
Gtd Sr Sec Note	11.000	10-01-15	CCC	16,764	18,230,850

Charter Communications Holdings
II, LLC/Charter Communications
II Capital Corp.,
Sr Note	10.250	09-15-10	CCC	5,000	5,325,000

Mobile Satellite Ventures LP,
Sr Sec Disc Note, Step Coupon
(14.00%, 04-01-10) (G)(O)(S)	Zero	04-01-13	CCC	3,600	2,304,000

Nexstar Finance, Inc.,
Sr Sub Note	7.000	01-15-14	CCC+	4,200	4,273,500

Pegasus Satellite
Communications, Inc.,
Sr Note (G)(H)(S)	11.250	01-15-10	D	10,250	12,812

Xanadoo Co.
Sr Note Ser B (G)(H)	12.500	08-01-07	D	13,525	16,906

See notes to financial statements

High Yield Fund

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Broadcasting & Cable TV (continued)

XM Satellite Radio, Inc.,
Gtd Sr Note (P)	9.856%	05-01-13	CCC	$8,080	$7,948,700
Gtd Sr Note	9.750	05-01-14	CCC	15,290	15,366,450
Sr Sec Note (G)	10.000	06-01-13	CCC+	3,000	3,045,000

XM Satellite Radio
Holdings, Inc.,
Conv Sr Note	1.750	12-01-09	CCC–	20,190	17,211,975

Young Broadcasting, Inc.,
Gtd Sr Sub Note	10.000	03-01-11	CCC–	2,440	2,482,700

Casinos & Gaming 5.92%					84,626,028

Fountainebleau Las Vegas,
Note (M)(S)	10.250	06-15-15	CCC+	5,825	5,999,749

Great Canadian Gaming Corp.,
Sr Sub Note (Canada) (S)	7.250	02-15-15	B+	925	936,563

Isle of Capris Casinos, Inc.,
Gtd Sr Sub Note	9.000	03-15-12	B	9,605	10,037,225

Jacobs Entertainment, Inc.,
Gtd Sr Note	9.750	06-15-14	B–	515	536,887

Little Traverse Bay Bands of
Odawa Indians,
Sr Note (S)	10.250	02-15-14	B	7,900	8,216,000

Majestic Holdco, LLC,
Gtd Sr Sec Note, Step Coupon
(12.50%, 10-15-08) (O)(S)	Zero	10-15-11	CCC+	10,000	7,500,000

Majestic Star Casino, LLC,
Gtd Sr Sec Note	9.500	10-15-10	B+	12,665	13,298,250

Majestic Star Casino,
LLC/Majestic Star Casino Capital
II, LLC,
Sr Note	9.750	01-15-11	CCC+	3,470	3,383,250

Mandalay Resort Group,
Sr Sub Note	9.375	02-15-10	B+	50	53,625

MTR Gaming Group, Inc.,
Gtd Sr Note Ser B	9.750	04-01-10	B+	350	366,187
Gtd Sr Sub Note Ser B	9.000	06-01-12	B–	2,850	3,013,875

Riviera Holdings Corp.,
Gtd Sr Note	11.000	06-15-10	B	7,000	7,280,000

Seminole Hard Rock Entertainment,
Sr Sec Note (P)(S)	7.847	03-15-14	BB	2,850	2,921,250

Seneca Gaming Corp.,
Sr Note	7.250	05-01-12	BB	3,755	3,830,100
Sr Note Ser B	7.250	05-01-12	BB	3,925	4,003,500

Silver Slipper Casino,
Note (B)(G)	13.000	12-17-09	Caa1	4,373	4,526,370

Turning Stone Resort & Casino,
Sr Note (S)	9.125	09-15-14	B	2,090	2,131,800

Waterford Gaming, LLC,
Sr Note (S)	8.625	09-15-12	BB–	6,233	6,591,397

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Commercial Printing 1.33%					$18,972,069

Quebecor World Capital Corp.,
Gtd Sr Note (Canada)	6.125%	11-15-13	B+	$11,720	11,016,800
Gtd Sr Note (Canada)	4.875	11-15-08	B+	6,145	6,045,144
Sr Note (Canada) (S)	8.750	03-15-16	B+	1,850	1,910,125

Commodity Chemicals 0.62%					8,835,955

Applied Extrusion
Technologies, Inc.,
Sr Note (B)(G)(L)(S)	12.000	03-15-12	CCC+	536	493,455

Braskem SA,
Note (Brazil) (S)	11.750	01-22-14	BB	5,600	7,056,000

Sterling Chemicals, Inc.,
Gtd Sr Sec Note (S)	10.250	04-01-15	B–	1,240	1,286,500

Construction & Engineering 0.53%					7,630,000

Odebrecht Overseas Ltd.,
Gtd Note (Bahamas) (G)(S)	11.500	02-25-09	B+	7,000	7,630,000

Diversified Commercial & Professional Services 0.80%					11,391,522

MSX International, Inc.,
Gtd Sr Sec Note (S)	12.500	04-01-12	CCC+	4,230	4,293,450

Muzak, LLC/Muzak Finance Corp.,
Gtd Sr Sub Note	9.875	03-15-09	CCC–	7,346	7,098,072

Diversified Metals & Mining 0.28%					4,050,136

Katanga Mining Ltd.,
Sr Sub Note (Canada) (D)(G)	14.000	11-30-13	Caa1	2,000	2,025,068
Sub Note (Canada) (D)(G)	14.000	11-30-13	Caa1	2,000	2,025,068

Drug Retail 0.69%					9,830,363

Duane Reade, Inc.,
Sr Sub Note	9.750	08-01-11	CC	9,855	9,830,363

Electric Utilities 0.68%					9,710,794

Orion Power Holdings, Inc.,
Sr Note	12.000	05-01-10	B	8,435	9,710,794
Environmental & Facilities Services 1.17%					16,697,700

Allied Waste Industries, Inc.,
Conv Sr Sub Deb	4.250	04-15-34	B+	17,040	16,379,700

Casella Waste Systems, Inc.,
Sr Sub Note	9.750	02-01-13	B	300	318,000

Food Distributors 0.38%					5,378,400

Mastellone Hermanos SA,
Gtd Sr Note Ser A-2
(Argentina) (G)	8.000	06-30-12	B	6,480	5,378,400

Foreign Government 4.33%					61,855,463

Brazil, Federative Republic of,
Bond (Brazil) (D)	12.500	01-05-16	BB+	96,290	61,855,463

Forest Products 0.09%					1,315,275

Tembec Industries, Inc.,
Gtd Sr Note (Canada)	8.500	02-01-11	CCC–	2,470	1,315,275

See notes to financial statements

High Yield Fund

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Health Care Services 0.45%					$6,386,250

Alliance Imaging, Inc.,
Sr Sub Note	7.250%	12-15-12	B–	$6,500	6,386,250

Home Furnishings 0.00%					0

Imperial Home Decor Group, Inc.,
Gtd Sr Sub Note Ser B (B)(G)(H)	Zero	03-15-08	D	4,875	0

Housewares & Specialties 0.76%					10,885,312

Vitro SA de CV,
Sr Note (Mexico)	11.750	11-01-13	B	2,950	3,281,875
Sr Note (Mexico) (S)	9.125	02-01-17	B	7,250	7,603,437

Independent Power Producers & Energy Traders 0.47%					6,672,850

Calpine Corp.,
Sr Sec Note (H)(S)	8.500	07-15-10	D	6,340	6,672,850

Insurance Brokers 0.00%					50,000

SIG Capital Trust I,
Gtd Trust Preferred
Security (B)(H)	9.500	08-15-27	D	5,000	50,000

Integrated Telecommunication Services 0.61%					8,800,725

West Corp.,
Gtd Sr Sub Note	11.000	10-15-16	B–	8,130	8,800,725

Leisure Facilities 1.29%					18,491,587

AMC Entertainment, Inc.,
Sr Sub Note	8.000	03-01-14	CCC+	2,000	2,065,000

Pure Management Group (The),
Sr Bridge Note (B)(G)	12.000	07-31-07	B3	1,250	1,250,000

TDS Investor Corp.,
Sr Note (S)	9.875	09-01-14	CCC+	14,085	15,176,587

Managed Health Care 0.69%					9,850,000

HealthSouth Corp.,
Sr Note (P)(S)	11.354	06-15-14	CCC+	5,000	5,450,000
Sr Note (S)	10.750	06-15-16	CCC+	4,000	4,400,000

Metal & Glass Containers 0.41%					5,861,615

BWAY Corp.,
Gtd Sr Sub Note	10.000	10-15-10	B–	5,185	5,418,325

Owens-Brockway Glass
Container, Inc.,
Gtd Sr Note	8.250	05-15-13	B	300	316,500
Gtd Sr Sec Note	8.875	02-15-09	BB	124	126,790

Movies & Entertainment 0.37%					5,346,438

Cinemark, Inc.,
Sr Disc Note, Step Coupon (9.75%,
03-15-09) (O)	Zero	03-15-14	CCC+	3,110	2,872,863

Marquee Holdings, Inc.,
Sr Disc Note Ser B, Step Coupon
(12.00%, 08-16-09) (O)	Zero	08-15-14	CCC+	2,795	2,473,575

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Oil & Gas Exploration & Production 0.41%					$5,906,250

McMoRan Exploration Co.,
Conv Sr Note (G)(S)	6.000%	07-02-08	B–	$4,500	5,315,625
Conv Sr Note (G)	6.000	07-02-08	B–	500	590,625

Other Diversified Financial Services 0.39%					5,642,694

Buffalo Thunder Development
Authority,
Sr Sec Note (S)	9.375	12-15-14	B	5,485	5,642,694

Packaged Foods & Meats 0.92%					13,166,063

ASG Consolidated, LLC/ASG
Finance, Inc.,
Sr Disc Note, Step Coupon
(11.50%, 11-01-08) (O)	Zero	11-01-11	B–	4,115	3,857,813

Minerva Overseas Ltd.,
Gtd Note (Cayman Islands) (S)	9.500	02-01-17	B	8,865	9,308,250

Paper Packaging 1.62%					23,196,200

Graphic Packaging
International, Inc.,
Sr Sub Note	9.500	08-15-13	B–	6,000	6,382,500

MDP Acquisitions Plc,
Sr Note (Ireland)	9.625	10-01-12	B	705	743,775

Smurfit-Stone Container Corp.,
Sr Note (S)	8.000	03-15-17	CCC+	11,290	11,374,675

Stone Container Corp.,
Sr Note	8.375	07-01-12	CCC+	300	306,000

Stone Container Finance Co. of
Canada II,
Gtd Sr Note (Canada)	7.375	07-15-14	CCC+	2,500	2,475,000

U.S. Corrugated, Inc.,
Sr Sec Note	10.000	06-01-13	B	1,900	1,914,250

Paper Products 1.85%					26,407,623

Abitibi-Consolidated Co.
of Canada,
Gtd Sr Note (Canada)	8.375	04-01-15	B+	3,240	2,883,600

Abitibi-Consolidated, Inc.,
Deb (Canada)	8.850	08-01-30	B+	3,000	2,546,250
Deb (Canada)	7.400	04-01-18	B+	3,500	2,835,000

Advance Agro Capital BV,
Gtd Sr Note (Thailand)	13.000	11-15-07	B–	7,000	7,000,000

APP Finance (II) Mauritius Ltd.,
Gtd Bond (Mauritius) (G)(H)	12.000	12-29-49	D	7,500	37,500

Indah Kiat Finance
Mauritius Ltd.,
Gtd Sr Note (Mauritius) (G)(H)	10.000	07-01-07	D	6,000	600,000

Newark Group, Inc.,
Sr Sub Note	9.750	03-15-14	B–	4,725	4,914,000

Pope & Talbot, Inc.,
Deb	8.375	06-01-13	CCC–	1,561	1,244,898
Sr Note	8.375	06-01-13	CCC–	5,450	4,346,375

See notes to financial statements

High Yield Fund

F I N A N C I A L   S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Personal Products 0.01%					$79,375

Global Health Sciences, Inc.,
Gtd Sr Note (B)(G)(H)	11.000%	05-01-08	D	$3,175	79,375

Photographic Products 0.04%					540,000

PCA, LLC/PCA Finance Corp.,
Gtd Sr Note (G)(H)	Zero	08-01-09	D	3,000	540,000

Specialized Finance 1.57%					22,426,628

CCM Merger, Inc.,
Note (S)	8.000	08-01-13	CCC+	10,405	10,639,113

UCAR Finance, Inc.,
Gtd Sr Note (L)	10.250	02-15-12	B	11,173	11,787,515

Specialty Chemicals 1.40%					20,060,250

American Pacific Corp.,
Sr Note (S)	9.000	02-01-15	B	19,105	20,060,250

Steel 2.31%					33,069,144

LTV Corp. (The),
Gtd Sr Sub Note (B)(G)(H)	11.750	11-15-09	D	9,700	14,550

Metallurg Holdings, Inc.,
Sr Sec Note (G)(S)	10.500	10-01-10	B–	12,600	13,198,500

WCI Steel Acquisition, Inc.,
Sr Sec Note (G)	8.000	05-01-16	B+	19,325	19,856,094

Thrifts & Mortgage Finance 4.48%					64,001,736

American Home Mortgage Assets,
CMO-REMIC Ser 2006-6-XP IO	2.122	12-25-46	AAA	86,169	4,550,777

Countrywide Alternative
Loan Trust,
CMO-REMIC Ser 2006-OA12-X IO	2.420	09-20-46	AAA	239,687	11,909,431

DB Master Finance LLC,
Sub Bond Ser 2006-1-M1 (S)	8.285	06-20-31	BB	4,430	4,485,898

Domino’s Pizza Master
Issuer, LLC,
Sub Bond Ser 2007-1-M1 (S)	7.363	04-01-37	BB	12,710	12,530,769

Global Tower Partners Acquisition
Partners, LLC,
CMO-REMIC Sub Bond
Ser 2007-1A-G (S)	7.870	05-15-37	B2	1,945	1,929,557

HarborView Mortgage Loan Trust,
CMO-REMIC Ser 2006-4-X1 IO	2.201	05-19-47	AAA	201,537	8,817,251

SBA CMBS Trust,
CMO-REMIC Sub Bond
Ser 2006-1A-H (O)(S)	7.389	11-15-36	Ba3	5,460	5,421,609
CMO-REMIC Sub Bond
Ser 2006-1A-J (O)(S)	7.825	11-15-36	B1	4,045	4,016,809

Washington Mutual, Inc.,
CMO-REMIC Ser 2007-0A5-1XPP IO	0.626	06-25-47	Aaa	272,885	4,093,275
CMO-REMIC Ser 2006-AR8-CX2P IO	1.976	10-25-46	AAA	156,159	6,246,360

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

	Interest	Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value
Tobacco 1.17%					$16,698,671

Alliance One International, Inc.,
Gtd Sr Note	11.000%	05-15-12	B	$3,850	4,254,250
Gtd Sr Note (S)	8.500	05-15-12	B	3,160	3,254,800

North Atlantic Holdings, Inc.,
Sr Disc Note, Step Coupon
(12.25%, 03-01-08) (G)(O)	Zero	03-01-14	Ca	1,300	975,000

North Atlantic Trading Co., Inc.,
Sr Note (B)(G)	10.000	03-01-12	Caa2	8,390	8,214,621

Water Utilities 0.46%					6,525,000

Compania de Saneamento Basico do
Estado de Sao Paulo,
Note (Brazil) (S)	12.000	06-20-08	BB–	6,000	6,525,000

Wireless Telecommunication Services 7.59%					108,551,202

American Cellular Corp.,
Sr Note Ser B	10.000	08-01-11	CCC	1,205	1,266,756

Centennial Communications Corp.,
Sr Note (P)	11.099	01-01-13	CCC	11,420	12,005,275
Sr Note	10.000	01-01-13	CCC	4,705	5,104,925

Dobson Cellular Systems, Inc.,
Gtd Sr Sec Note Ser B	8.375	11-01-11	B	1,860	1,980,900

Dobson Communications Corp.,
Sr Note	8.875	10-01-13	CCC	33,140	34,879,850

Rural Cellular Corp.,
Sr Sub Note (P)(S)	8.360	06-01-13	CCC	17,250	17,293,125
Sr Sub Note	9.750	01-15-10	CCC	30,735	31,733,888
Sr Sub Note Ser B	11.375	05-15-10	CCC	533	534,333

Terrestar Networks, Inc.,
Sr Sec Note (G)(S)	15.000	02-15-14	CCC	3,715	3,752,150

Defaulted bonds beyond maturity date 2.25% (X)					$32,171,950
(Cost $57,590,608)
Grupo Iusacell SA de C.V.,
Sr Note	14.250	12-01-06	D	6,150	3,444,000

Indah Kiat International Finance Co.,
Gtd Sec Note Ser C	12.500	06-15-06	D	2,500	1,250,000

Northwest Airlines, Inc.,
Gtd Note	8.700	03-15-07	D	7,900	5,846,000
Gtd Sr Note	9.875	03-15-07	D	27,705	21,194,325

Pegasus Satellite Communications, Inc.,
Sr Disc Note	13.500	03-01-07	D	9,200	92,000
Sr Note	12.375	08-01-06	D	6,500	8,125

Tjiwi Kimia Finance Mauritius Ltd.,
Gtd Sr Note	10.000	08-01-04	D	1,500	75,000

Tjiwi Kimia International BV, Inc.,
Gtd Sr Note	13.250	08-01-01	D	5,250	262,500

See notes to financial statements

High Yield Fund

F I N A N C I A L   S T A T E M E N T S

	Credit	Par value
Issuer, description, maturity date	rating (A)	(000)	Value

Capital preferred securities 0.29%			$4,158,410
(Cost $3,890,000)

Regional Banks 0.29%			4,158,410

CSBI Capital Trust I, 11.75%,
Ser A, 06-06-27 (B)(G)	B–	$3,890	4,158,410

Issuer		Shares	Value

Common stocks 12.65%			$180,913,324
(Cost $145,541,028)

Airlines 2.42%			34,557,480

Air France-KLM, American Depositary Receipt (ADR) (France)		100,000	5,098,000

ATA Holdings Corp. (I)		382,783	5,239,543

Northwest Airlines, Inc. (I)(H)		647,880	16,294,182

Pinnacle Airlines Corp. (I)		439,100	7,925,755

Aluminum 0.01%			129,790

Golden Northwest Aluminum, Inc. (Class A) (B)(I)		43	289

Golden Northwest Aluminum, Inc. (Class B) (B)(I)		19,271	129,501

Broadcasting & Cable TV 3.52%			50,359,033

Adelphia Communications Corp.
(Escrow Account) (I)		8,975	3,836,825

Canadian Satellite Radio Holdings, Inc. (Class A) (Canada) (I)		258,900	847,582

Charter Communications, Inc. (Class A) (I)		1,700,000	6,817,000

Comcast Corp. (Special Class A) (I)		765,000	20,792,700

Time Warner Cable, Inc. (Class A) (I)		132,157	5,076,150

WorldSpace, Inc. (Class A) (I)		30,000	109,500

XM Satellite Radio Holdings, Inc. (Class A) (I)		1,112,200	12,879,276

Casinos & Gaming 0.79%			11,339,000

Gabrielino Tribal Gaming Authority (Execution Investment) (B)(I)		90,000	90,000

Gabrielino Tribal Gaming Authority (Gaming Revenue Investment) (B)(I)		125,000	125,000

Isle of Capris Casinos, Inc. (I)(U)		450,000	11,124,000

Commodity Chemicals 0.07%			968,468

Applied Extrusion Technologies, Inc. (Class A) (B)(I)(L)		51,082	968,468

Diversified Metals & Mining 1.69%			24,217,721

Freeport-McMoRan Copper & Gold, Inc. (Class B)		307,722	24,217,721

Electric Utilities 0.00%			0

Mirant Corp. (B)(I)		10,500,000	0

Environmental & Facilities Services 1.05%			15,083,470

Allied Waste Industries, Inc. (I)		950,141	12,788,898

Kaiser Group Holdings, Inc.		81,949	2,294,572

Food Distributors 0.00%			188

RAB Holdings, Inc. (B)(I)		188	188

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

Issuer, description		Shares	Value
Industrial Machinery 0.00%			$0

Glasstech, Inc. (Class B) (B)(I)(W)		4,430	0

Glasstech, Inc. (Class C) (B)(I)		10	0

Integrated Telecommunication Services 0.68%			9,671,861

Chunghwa Telecom Co., Ltd., ADR (Taiwan)		513,914	9,671,861

Oil & Gas Exploration & Production 0.38%			5,461,757

Dominion Petroleum Ltd. (Bermuda) (I)		4,060,463	5,461,757

Other Diversified Financial Services 0.04%			610,547

Adelphia Contingent Value Vehicle, Ser ACC-1 (I)		8,722,093	610,547

Paper Products 0.13%			1,885,850

APP China Group Ltd. (Bermuda) (B)(I)		37,717	1,885,850

Publishing 0.40%			5,652,500

MediaNews Group, Inc. (I)		29,750	5,652,500

Specialized Consumer Services 0.17%			2,385,000

Paragon Shipping, Inc. (I)		180,000	2,385,000

Specialty Chemicals 0.23%			3,302,235

American Pacific Corp. (I)		200,500	3,302,235

Wireless Telecommunication Services 1.07%			15,288,424

Sprint Nextel Corp.		633,751	14,481,210

USA Mobility, Inc.		35,081	807,214

		Par value
Issuer, description		(000)	Value

Lessor equipment trust certificates 0.00%			$6,061
(Cost $0)
Airlines 0.00%			6,061

US Airways, Inc.,
Lessor Equip Trust Ctf (N436US) (N437US) (N528US) (N651US)
(N652US) (B)(H)		$606	6,061

	Credit
Issuer, description	rating (A)	Shares	Value

Preferred stocks 6.17%			$88,224,277
(Cost $81,290,914)

Broadcasting & Cable TV 0.61%			8,758,382

Granite Broadcasting Corp.,
12.75%, Payment-In-Kind (I)	C	11,710	901,670

Pegasus Satellite Communications, Inc.,
12.75% Ser B (G)(H)	D	4,831	0

Xanadoo, 6.50%, Ser C (G)	D	345,350	7,856,712

Diversified Metals & Mining 1.70%			24,342,924

Freeport-McMoRan Copper & Gold, Inc., 6.75%, Conv	B+	198,200	24,342,924
Food Distributors 0.00%			11,850

RAB Holdings, Inc., 11.00%, Ser C (B)(G)(I)	D	79	11,850

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

			Credit
Issuer, description			rating (A) Shares		Value
Forest Products 0.82%					$11,695,058

TimberWest Forest Corp., Unit (Common Stock,
Preferred Shares & Sub Note) (Canada) (G)			B–	729,900	11,695,058

Industrial Machinery 0.11%					1,582,863

Glasstech, Inc., 12.75%, Ser B (B)(G)			B	4,475	1,439,250

Glasstech, Inc., Ser A (B)(G)(I)			B	144	143,613

Glasstech, Inc., Ser C (B)(G)(I)			B	11	0

Marine 0.00%					0

Pacific & Atlantic Holdings, Inc. (B)(G)(I)			CCC	99,231	0

Wireless Telecommunication Services 2.93%					41,833,200

Rural Cellular Corp., 12.25%,
Payment-In-Kind			D	34,861	41,833,200

Interest		Maturity	Credit	Par value
Issuer, description	rate	date	rating (A)	(000)	Value

Tax-exempt long-term bonds 0.17%					$2,495,840
(Cost $2,000,000)

Other Revenue 0.17%					2,495,840

Dallas-Fort Worth Texas
International Airport Facility
Improvement Corp.,
Rev Ref Airport Facil Imp	9.125%	05-01-29	CCC+	$2,000	2,495,840

			Credit	Par value
Issuer, description, maturity date			rating (A)	(000)	Value

Tranche loans 5.48%					$78,321,293
(Cost $78,380,965)

Airlines 1.12%					15,998,412

Delta Air Lines, Inc.,
Tranche (2nd Lien Fac), 04-30-14			B	$5,000	5,062,500
Tranche A (Fac LN329495), 04-30-12			BB-	7,910	7,939,662

United Air Lines, Inc.,
Tranche B (Fac LN316631), 02-01-14			BB-	3,000	2,996,250

Apparel, Accessories & Luxury Goods 0.63%					9,021,162

Hanesbrands, Inc.,
Tranche B (Fac LN284920), 09-05-13			BB	6,483	6,514,912

HBI Branded Apparel Ltd., Inc.,
Tranche (2nd Lien Fac), 04-15-14			B+	2,500	2,506,250

Casinos & Gaming 0.92%					13,120,518

Cannery Casino Resorts, LLC,
Tranche (2nd Lien Fac), 01-07-13 (G)			B-	2,500	2,500,000
Tranche A (Fac LN252037), 01-05-11 (G)			B-	2,756	2,755,906

Las Vegas Sands, LLC,
Tranche B (Fac LN334880), 05-23-14			BB	7,845	7,864,612

Diversified Metals & Mining 0.63%					8,919,118

Thompson Creek Metals Co.,
Tranche A (1st Lien Note), 11-01-12 (B)(G)			B	8,919	8,919,118

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

	Credit	Par value
Issuer, description, maturity date	rating (A)	(000)	Value
Education Services 0.42%			$6,014,820

Riverdeep Interactive Learning Ltd.,
Tranche B (Fac LN304747), 11-28-13	B	$5,985	6,014,820

Electrical Components & Equipment 0.13%			1,899,450

Baldor Electric Co.,
Tranche BEZ (Fac LN313697), 01-31-14	BB+	1,890	1,899,450

Integrated Telecommunication Services 0.21%			3,010,000

American Cellular Corp.,
Tranche B (Fac LN324018), 03-15-14	B1	1,000	1,002,500

Local TV on Satellite, LLC,
Tranche B (Fac LN331268), 05-07-13	B+	2,000	2,007,500

Publishing 1.42%			20,337,813

Star Tribune Co.,
Tranche (2nd Lien Fac), 03-01-15 (G)	B+	630	620,550
Tranche T1 (Fac LN321132), 03-01-14 (G)	B+	10,125	10,023,750

Tribune Co.,
Tranche B (Fac LN330914), 05-17-14	BB-	9,730	9,693,513

Issuer		Shares	Value

Warrants 0.18%			$2,534,115
(Cost $3,608,017)

Airlines 0.13%			1,813,481

Air France-KLM (France) (I)		107,625	1,813,481

Broadcasting & Cable TV 0.00%			14,025

XM Satellite Radio, Inc. (I)		9,350	14,025

Casinos & Gaming 0.00%			0

Silver Slipper Casino (B)(I)		1,929	0

Diversified Metals & Mining 0.05%			692,919

Doe Run Resources Corp. (B)(I)		1	0

Katanga Mining Ltd. (Canada) (I)		80,000	692,919

Food Retail 0.00%			4,930

Pathmark Stores, Inc. (I)		62,796	4,930

Hotels, Resorts & Cruise Lines 0.00%			8,479

Sunterra Corp. (B)(I)		30,283	8,479

Restaurants 0.00%			0

Planet Hollywood International, Inc. (B)(I)		2,816	0

Textiles 0.00%			281

HF Holdings, Inc. (B)(I)		28,092	281

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

Issuer, description	Shares	Value

Short-term investments 0.07%		$984,714
(Cost $984,714)

Cash Equivalents 0.07%		984,714

John Hancock Cash Investment Trust (T)(W)	984,714	984,714

Total investments (Cost $1,402,482,962) 99.74%		$1,426,024,194

Other assets and liabilities, net 0.26%		$3,671,414

Total net assets 100.00%		$1,429,695,608

IO Interest only (carries notional principal amount).

(A) Credit ratings are unaudited and are rated by Moody’s Investors Service where Standard & Poor’s ratings are not available, unless indicated otherwise.

(B) This security is fair valued in good faith under procedures established by the Board of Trustees. These securities amounted to $32,514,729 or 2.27% of the Fund’s net assets as of May 31, 2007.

(D) Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(G) Security rated internally by John Hancock Advisers, LLC.

(H) Non-income-producing issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(I) Non-income-producing security.

(L) All or a portion of this security is on loan as of May 31, 2007.

(M) This security, having an aggregate value of $5,999,749, or 0.42% of the Fund’s net assets, has been purchased as a forward commitment — that is, the Fund has agreed on trade date to take delivery of and to make payment for this security on a delayed basis subsequent to the date of this schedule. The purchase price and interest rate of this security is fixed at trade date, although the Fund does not earn any interest on these until settlement date. The Fund has segregated assets with a current value at least equal to the amount of the forward commitments.

Accordingly, the market value of $6,336,250 of AMR Corp., 4.25%, 09-23-23, has been segregated to cover the forward commitment.

(O) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(P) Represents rate in effect on May 31, 2007.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $307,164,722 or 21.49% of the Fund’s net assets as of May 31, 2007.

(T) Represents investment of securities lending collateral.

(U) All or a portion of this security is pledged as collateral for written call options. See the additional information on the outstanding written options in the table of notes to financials.

(W) Issuer is an affiliate of John Hancock Advisers, LLC.

(X) Non-income-producing; issuers are in bankruptcy and are in default of interest payments. The aggregate value of these bonds is $32,171,950 or 2.25% of the Fund’s net assets.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

High Yield Fund

Financial statements

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities 5-31-07

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (cost $1,401,498,248)
including $1,341,605 of securities loaned (Note 1)	$1,425,039,480
Investments in affiliated issuers, at value (cost $984,714)	984,714
Total investments, at value (cost $1,402,482,962)	1,426,024,194
Cash	36,865,733
Foreign currency at value (cost $2,997,763) (Note 1)	3,103,559
Receivable for investments sold	14,147,271
Receivable for forward currency exchange contracts (Note 1)	779,927
Receivable for shares sold	14,360,328
Interest receivable	21,603,578
Unrealized appreciation on swap contracts	28,452
Other assets	98,866
Total assets	1,517,011,908

Liabilities

Payable for investments purchased	80,187,163
Payable for shares repurchased	1,487,500
Payable upon return of securities loaned (Note 1)	984,714
Payable for options written, at value (premiums received $30,192) (Note 1)	6,800
Payable for forward foreign currency exchange contracts (Note 1)	3,098,416
Dividends payable	367,561
Payable to affiliates
Management fees	639,356
Distribution and service fees	122,579
Other	88,594
Other payables and accrued expenses	333,617
Total liabilities	87,316,300

Net assets

Capital paid-in	1,700,708,197
Accumulated net realized loss on investments, options written, foreign
currency transactions and swap contracts	(293,417,050)
Net unrealized appreciation of investments, options written and translation
of assets, liabilities in foreign currencies and swap contracts	21,481,199
Accumulated net investment income	923,262
Net assets	$1,429,695,608

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($901,453,007 ÷ 157,105,196 shares)[1]	$5.74
Class B ($257,720,788 ÷ 44,914,964 shares)[2]	$5.74
Class C ($270,521,813 ÷ 47,145,927 shares)[2]	$5.74

Maximum offering price per share

Class A3 ($5.74 ÷ 95.5%) $6.01

1 Net assets and shares outstanding have been rounded for presentation purposes. The net asset value is as reported on May 31, 2007.

2 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

3 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-07

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$89,531,353
Dividends (net of foreign withholding taxes of $242,222)	4,998,909
Securities lending	131,186
Total investment income	94,661,448

Expenses

Investment management fees (Note 2)	5,349,447
Distribution and service fees (Note 2)	5,839,397
Transfer agent fees (Note 2)	1,094,896
Accounting and legal services fees (Note 2)	134,200
Compliance fees	20,200
Custodian fees	152,872
Blue sky fees	88,569
Printing fees	88,073
Professional fees	57,679
Interest	43,534
Trustees’ fees	40,194
Securities lending fees	5,035
Miscellaneous	67,071
Total expenses	12,981,167
Net investment income	81,680,281

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	36,453,046
Options written	1,110,070
Foreign currency transactions	1,012,895
Swap contracts	(2,276)

Change in net unrealized appreciation (depreciation) of
Investments	69,230,322
Options written	(154,231)
Translation of assets and liabilities in foreign currencies	(1,107,908)
Swap contracts	28,452

Net realized and unrealized gain	106,570,370

Increase in net assets from operations	$188,250,651

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

Statement of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of
Fund share transactions.

	Year	Year
	ended	ended
	5-31-06	5-31-07

Increase (decrease) in net assets
From operations

Net investment income	$64,386,744	$81,680,281
Net realized gain (loss)	(53,052,637)	38,573,735
Change in net unrealized appreciation (depreciation)	77,190,902	67,996,635

Increase in net assets resulting from operations	88,525,009	188,250,651

Distributions to shareholders
From net investment income
Class A	(31,704,041)	(54,539,962)
Class B	(24,118,284)	(21,417,765)
Class C	(8,835,912)	(14,228,720)
	(64,658,237)	(90,186,447)
From Fund share transactions	(13,116,665)	458,047,675

Total increase (decrease)	10,750,107	556,111,879

Net assets

Beginning of year	862,833,622	873,583,729

End of year[1]	$873,583,729	$1,429,695,608

1 Includes accumulated net investment income of $2,728,204 and $923,262, respectively.

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$4.72	$4.69	$5.05	$5.05	$5.20
Net investment income[2]	0.45	0.42	0.38	0.42	0.44
Net realized and unrealized
gain (loss) on investments	(0.01)	0.37	0.02	0.15	0.59
Total from investment operations	0.44	0.79	0.40	0.57	1.03
Less distributions
From net investment income	(0.47)	(0.43)	(0.40)	(0.42)	(0.49)
Net asset value, end of period	$4.69	$5.05	$5.05	$5.20	$5.74
Total return[3] (%)	11.05	17.18	8.09	11.63	20.65

Ratios and supplemental data

Net assets, end of period
(in millions)	$297	$343	$347	$469	$901
Ratio of expenses to average
net assets (%)	1.04	0.96	1.00	1.01	0.93
Ratio of net investment income
to average net assets (%)	10.54	8.09	7.49	8.09	8.12
Portfolio turnover (%)	49	49	30	47[4]	47

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS B SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07

Per share operating performance
Net asset value, beginning of period	$4.72	$4.69	$5.05	$5.05	$5.20
Net investment income[2]	0.42	0.39	0.34	0.38	0.41
Net realized and unrealized
gain (loss) on investments	(0.01)	0.37	0.02	0.15	0.58
Total from investment operations	0.41	0.76	0.36	0.53	0.99
Less distributions
From net investment income	(0.44)	(0.40)	(0.36)	(0.38)	(0.45)
Net asset value, end of period	$4.69	$5.05	$5.05	$5.20	$5.74
Total return[3] (%)	10.23	16.31	7.30	10.83	19.77

Ratios and supplemental data

Net assets, end of period
(in millions)	$512	$481	$385	$281	$258
Ratio of expenses to average
net assets (%)	1.79	1.72	1.74	1.74	1.68
Ratio of net investment income
to average net assets (%)	9.92	7.43	6.78	7.36	7.54
Portfolio turnover (%)	49	49	30	47[4]	47
High Yield Fund

See notes to financial statements

High Yield Fund

F I N A N C I A L  S T A T E M E N T S

Financial highlights

CLASS C SHARES

Period ended	5-31-03[1]	5-31-04[1]	5-31-05[1]	5-31-06	5-31-07

Per share operating performance

Net asset value, beginning of period	$4.72	$4.69	$5.05	$5.05	$5.20
Net investment income[2]	0.41	0.38	0.34	0.38	0.40
Net realized and unrealized
gain (loss) on investments	—[5]	0.38	0.02	0.15	0.59
Total from investment operations	0.41	0.76	0.36	0.53	0.99
Less distributions
From net investment income	(0.44)	(0.40)	(0.36)	(0.38)	(0.45)
Net asset value, end of period	$4.69	$5.05	$5.05	$5.20	$5.74
Total return[3] (%)	10.23	16.31	7.29	10.81	19.76

Ratios and supplemental data

Net assets, end of period
(in millions)	$108	$134	$131	$124	$271
Ratio of expenses to average
net assets (%)	1.79	1.72	1.75	1.76	1.68
Ratio of net investment income
to average net assets (%)	9.72	7.33	6.74	7.34	7.32
Portfolio turnover (%)	49	49	30	47[4]	47

1 Audited by previous auditor.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment and does not reflect the effect of sales charges.

4 Excludes merger activity.

5 Less than $0.01 per share.

See notes to financial statements

High Yield Fund

Notes to financial statements

Note 1
Accounting policies

John Hancock High Yield Fund (the Fund) is a diversified series of John Hancock Bond Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission (the SEC) and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Class B shares will convert to Class A shares eight years after purchase.

Significant accounting policies of the Fund
are as follows:

Security valuation

The net asset value of the shares of Class A, Class B and Class C is determined daily as of the close of the NYSE, normally at 4:00 P.M., Eastern Time. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in John Hancock Cash Investment Trust, an affiliate of John Hancock Advisers, LLC (the Adviser), a wholly owned subsidiary of John Hancock Financial Services, Inc., a subsidiary of Manulife Financial Corporation (MFC), are valued at their net asset value each business day. All other securities held by the Fund are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Other assets and securities for which no such quotations are readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the NYSE. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board

High Yield Fund

of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations; for example, when a particular foreign market is closed but the Fund is calculating the net asset value. In view of these factors, it is likely that a Fund investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than a Fund investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large-capitalization U.S. issuers.

Fair value pricing of securities is intended to help ensure that the net asset value of the Fund’s shares reflects the value of the Fund’s securities as of the close of the NYSE (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the Fund at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Joint repurchase agreement

Pursuant to an exemptive order issued by the SEC, the Fund, along with other registered investment companies having a management contract with the Adviser may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund’s custodian bank receives delivery of the underlying securities for the joint account on the Fund’s behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated  into U.S. dollars based on London currency exchange quotations as of 4:00 p.m., London Time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Net realized gains and losses on sales of investments are determined on the identified cost basis. Some securities may be purchased on a “when-issued” or “forward commitment” basis, which means that the securities will be delivered to the Fund at a future date, usually beyond the customary settlement date.

Discount and premium on securities

The Fund utilizes the level yield method to accrete discount and amortize premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

High Yield Fund

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net asset value of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of expenses are directly iden-tifiable to an individual fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a line of credit agreement with the Bank of New York (BNY), the Swing Line Lender and Administrative Agent. This agreement enables the Fund to participate, with other funds managed by the Adviser, in an unsecured line of credit with BNY, which permits borrowings of up to $100 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit, and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $5,047,826, and the weighted average interest rate was 5.61% . Interest expense includes $17,860 paid under the line of credit. There was no outstanding borrowing under the line of credit on May 31, 2007.

Options

The Fund may enter into option contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Fund’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

The Fund may use option contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund’s exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund’s exposure to the underlying instrument, or hedge other Fund investments.

The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or notional) amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

Risks may also arise if counterparties do not perform under the contract’s terms (credit risk) or if the Fund is unable to offset a contract with a counterparty on a timely basis (liquidity risk). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter option contracts, the Fund continuously monitors the creditworthiness of all its counterparties.

At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund’s Statement of Assets and Liabilities.

High Yield Fund

Written options for the year ended May 31, 2007 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	6,500	$2,005,123
Options written	136	30,192
Options closed	(170)	(52,188)
Options exercised	(2,000)	(886,383)
Options expired	(4,330)	(1,066,552)
Outstanding, end of period	136	$30,192

Summary of written options outstanding on May 31, 2007:

NAME OF	NUMBER OF	EXERCISE	EXPIRATION
ISSUER	CONTRACTS	PRICE	DATE	VALUE

CALLS
Isle of Capris
Casinos, Inc.	136	$30.00	Oct 2007	$6,800
Total	136			$6,800

Securities lending

The Fund may lend securities in amounts up to 33 1 / 3 % of the Fund’s total assets. Such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and marked-to-market on a daily basis. The Fund may bear the risk of delay in recovery of, or even of rights in, the securities loaned, should the borrower of the securities fail financially.

The Fund receives compensation for lending its securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. The Fund invests the cash collateral received in connection with securities lending transactions in the John Hancock Cash Investment Trust (JHCIT), a Delaware common law trust and an affiliated fund. JHCIT is exempt from registration under Section 3(c)(7) of the 1940 Act (pursuant to exemptive order issued by the SEC) and is managed by the Adviser, for which the Adviser receives an investment advisory fee of 0.04% of the average daily net assets of the JHCIT.

All collateral received will be in an amount equal to at least 102% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next business day. During the loan period, the Fund continues to retain rights of ownership, including dividends and interest of the loaned securities. As of May 31, 2007, the Fund loaned securities having a market value of $1,341,605 collateralized by cash invested in securities in the amount of $984,714.

Swap contracts

The Fund may enter into swap transactions in order to hedge the value of the Fund’s portfolio against interest rate fluctuations or to enhance the Fund’s income. Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in the two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivable or payable under the swap contracts on a periodic basis.

The Fund records changes in the value of the swaps as unrealized gains or losses on swap contracts. Net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statement of Operations. Accrued interest income and interest expense on the swap contacts are recorded as realized gain (loss).

High Yield Fund

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Fund may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

The Fund had the following interest rate swap contracts open on May 31, 2007:

	RATE TYPE

		PAYMENTS
NOTIONAL	PAYMENTS MADE	RECEIVED	TERMINATION	COUNTER
AMOUNT	BY FUND	BY FUND	DATE	PARTY	APPRECIATION

$5,600,000	3-month LIBOR	5.451% (a)	May 2013	Morgan Stanley	$22,567
5,000,000	6-month LIBOR	5.413% (a)	Jun 2014	Morgan Stanley	5,885
Total					$28,452
(a) Fixed rate

Federal income taxes

The Fund qualifies as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $292,956,641 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: May 31, 2008 — $14,048,332, May 31, 2009 — $19,043,883, May 31, 2010 — $112,553,950, May 31, 2011 — $49,238,057, May 31, 2012 — $32,389,010, May 31, 2013 — $16,601,696 and May 31, 2014 — $49,081,713. Capital loss carryforward utilized for the year ended May 31, 2007, amounted to $18,554,335.

New accounting pronouncements

In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48,  Accounting for Uncertainty in Income Taxes (the Interpretation), was issued and is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures.

Management has evaluated the application of this Interpretation to the Fund and does not believe there is a material impact resulting from the adoption of the Interpretation on the Fund’s financial statements. The Fund will implement this pronouncement no later than November 30, 2007.

In September 2006, FASB Standard No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Fund and its impact, if any, resulting from the adoption of FAS 157 on the Fund’s financial statements.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund’s daily net asset value. The Fund records realized gains and losses at the time the forward foreign currency exchange contracts are closed out.

High Yield Fund

Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transactions.

The Fund had the following open forward foreign currency exchange contracts on May 31, 2007:

			UNREALIZED
	PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

BUYS
Canadian Dollar	20,400,000	Jun 2007	$600,550
Canadian Dollar	12,000,000	Jun 2007	162,296
			$762,846
SELLS
Canadian Dollar	41,730,000	Jun 2007	($2,989,755)
Canadian Dollar	1,037,750	Jun 2007	(50,520)
Canadian Dollar	372,000	Jun 2007	(17,905)
Pound Sterling	1,160,000	Jun 2007	(40,236)
Swiss Franc	1,000,000	Jun 2007	17,081
			($3,081,335)

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a security on non-accrual status and reduce related investment income by ceasing current accruals and/or writing off interest, or dividend receivable when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Fund’s net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2006, the tax character of distributions paid was as follows: ordinary income $64,658,237. During the year ended May 31, 2007, the tax character of distributions paid was as follows: ordinary income $90,186,447. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

High Yield Fund

Note 2
Management fee and transactions with
affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund’s average daily net asset value, (b) 0.5625% of the next $75,000,000, (c) 0.50% of the next $2,350,000,000, (d) 0.475% of the next $2,500,000,000 and (e) 0.45% of the Fund’s average daily net asset value in excess of $5,000,000,000.

Effective December 31, 2005, the investment management teams of the Adviser were reorganized into Sovereign Asset Management LLC (Sovereign), a wholly owned indirect subsidiary of John Hancock Life Insurance Company (JHLICO), a subsidiary of MFC. The Adviser remains the principal advisor on the Fund and Sovereign acts as subadviser under the supervision of the Adviser. The restructuring did not have an impact on the Fund, which continues to be managed using the same investment philosophy and process. The Fund is not responsible for payment of the subadvisory fees.

Effective October 1, 2006, Sovereign changed its name to MFC Global Investment Management (U.S.), LLC.

The Fund has a Distribution Agreement with John Hancock Funds, LLC (JH Funds), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C, pursuant to Rule 12b-1 under the 1940 Act, to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25%, 1.00% and 1.00%, of the average daily net asset value of Class A, Class B and Class C, respectively. A maximum of 0.25% of such payments may be service fees, as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund’s 12b-1 payments could occur under certain circumstances.

Expenses under the agreements described above for the period ended May 31, 2007 were as follows:

Distribution and
Share class	service fees

Class A	$1,518,785
Class B	2,588,285
Class C	1,732,327
Total	$5,839,397

Class A shares are assessed up-front sales charges. During the year ended May 31, 2007, JH Funds received net up-front sales charges of $5,379,977 with regard to sales of Class A shares. Of this amount, $643,657 was retained and used for printing prospectuses, advertising, sales literature and other purposes; $4,694,684 was paid as sales commissions to unrelated broker-dealers and $41,636 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a related broker-dealer. The Adviser’s indirect parent, John Hancock Life Insurance Company (JHLICO), is the indirect sole shareholder of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge (CDSC) at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used, in whole or in part, to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2007, CDSCs received by JH Funds amounted to $396,911 for Class B shares and $49,230 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc.

High Yield Fund

(Signature Services), an indirect subsidiary of JHLICO. The Fund pays a monthly transfer agent fee at an annual rate of 0.015% of the Fund’s average daily net asset value, plus a fee based on the number of shareholder accounts and reimbursement for certain out-of-pocket expenses, aggregated and allocated to each class on the basis of its relative net asset value. Signature Services agreed to voluntarily reduce the Fund’s asset-based portion of the transfer agent fee if the total transfer agent fee exceeded the median transfer agency fee for comparable mutual funds by 0.05% . There were no transfer agent fee reductions during the year ended May 31, 2007. Signature Services terminated this reimbursement agreement June 30, 2006.

The Fund has an agreement with the Adviser and affiliates to perform necessary tax, accounting and legal services for the Fund. The compensation for the period amounted to $134,200. The Fund also reimbursed JHLICO for certain compliance costs, included in the Fund’s Statement of Operations.

Mr. James R. Boyle is Chairman of the Adviser, as well as affiliated Trustee of the Fund, and is compensated by the Adviser and/or its affiliates. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund’s deferred compensation liability are recorded on the Fund’s books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investments, as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

Note 3
Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund believes the risk of loss to be remote.

High Yield Fund

Note 4
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the years ended May 31, 2006, and May 31, 2007, along with the corresponding dollar value.

	Year ended 5-31-06		Year ended 5-31-07
	Shares	Amount	Shares	Amount
Class A shares

Sold	39,953,019	$204,845,679	100,125,915	$554,071,036
Issued in reorganization	2,293,199	11,682,015	—	—
Distributions reinvested	3,466,704	17,805,234	5,713,695	31,543,322
Repurchased	(24,280,835)	(123,942,727)	(38,828,085)	(209,799,977)
Net increase	21,432,087	$110,390,201	67,011,525	$375,814,381

Class B shares

Sold	4,113,005	$21,036,523	10,044,467	$55,242,005
Issued in reorganization	1,510,604	7,695,772	—	—
Distributions reinvested	2,089,922	10,705,771	1,726,232	9,439,844
Repurchased	(29,873,598)	(152,561,848)	(20,849,711)	(113,010,702)
Net decrease	(22,160,067)	($113,123,782)	(9,079,012)	($48,328,853)

Class C shares

Sold	6,114,523	$31,459,348	27,812,245	$154,790,408
Issued in reorganization	697,140	3,551,508	—	—
Distributions reinvested	887,779	4,553,205	1,354,618	7,489,777
Repurchased	(9,809,524)	(49,947,145)	(5,806,898)	(31,718,038)
Net increase (decrease)	(2,110,082)	($10,383,084)	23,359,965	$130,562,147

Net increase (decrease)	(2,838,062)	($13,116,665)	81,292,478	$458,047,675

Note 5
Investment transactions

Purchases and proceeds from sales or maturities of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2007, aggregated $869,250,413 and $473,105,145, respectively.

The cost of investments owned on May 31, 2007, including short-term investments, for federal income tax purposes, was $1,403,678,855.

Gross unrealized appreciation and depreciation of investments aggregated $146,421,805 and $124,076,466, respectively, resulting in net unrealized appreciation of $22,345,339. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on certain sales of securities and amortization of premiums and accretion of discounts on debt securities.

Note 6
Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the period ended May 31, 2007, is set forth below.

	Beginning	Ending
	share	share	Realized	Dividend	Ending
Affiliate	amount	amount	gain (loss)	income	value

Glasstech, Inc. (Class B)
bought: sold: none	4,430	4,430	—	—	—

Totals			—	—	—

High Yield Fund

Note 7
Reclassification of accounts

During the year ended May 31, 2007, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $4,569,100, a decrease in accumulated net investment loss of $6,701,224 and a decrease in capital paid-in of $2,132,124. This represents the amounts necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2007. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America, book and tax differences in accounting for amortization of premium and certain foreign currency adjustments. The calculation of net investment income per share in the Fund’s Financial Highlights excludes these adjustments.

Note 8
Subsequent event

On June 25, 2007, John Hancock Advisers, LLC (the Adviser) and John Hancock Funds, LLC (the Distributor) and two of their affili-ates (collectively, the John Hancock Affiliates) reached a settlement with the Securities and Exchange Commission (SEC) that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $2,087,477 and prejudgment interest of $359,460 to entities, including certain John Hancock Funds, that participated in the Adviser’s directed brokerage program during the period from 2000 to October 2003. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in October 2003. As a result of this settlement, the Fund received $1,530, which was recorded as a realized gain to the Fund’s books on June 25, 2007.

High Yield Fund

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock High Yield Fund (the Fund) at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the periods ended on or before May 31, 2005 were audited by another independent registered public accounting firm, whose report dated July 25, 2005 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 27, 2007

Tax Information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended May 31, 2007.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended May 31, 2007, 3.02% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2007.

Shareholders will be mailed a 2007 U.S. Treasury Department Form 1099-DIV in January 2008. This will reflect the total of all distributions that are taxable for calendar year 2007.

Board Consideration of and
Continuation of Investment Advisory
Agreement and Subadvisory
Agreement: John Hancock High
Yield Fund

The Investment Company Act of 1940 (the 1940 Act) requires the Board of Trustees (the Board) of John Hancock Bond Trust (the Trust), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the Independent Trustees), annually to review and consider the continuation of: (i) the investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser) and (ii) the investment subadvisory agreement (the Subadvisory Agreement) with MFC Global Investment Management (U.S.), LLC (the Subadviser) for the John Hancock High Yield Fund (the Fund). The Advisory Agreement and the Subadvisory Agreement are collectively referred to as the Advisory Agreements.

At meetings held on May 1–2 and June 5–6, 2006,1 the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the continuation of the Advisory Agreements. During such meetings, the Board’s Contracts/ Operations Committee and the Independent Trustees also met in executive sessions with their independent legal counsel.

In evaluating the Advisory Agreements, the Board, including the Contracts/Operations Committee and the Independent Trustees, reviewed a broad range of information requested for this purpose by the Independent Trustees, including: (i) the investment performance of the Fund relative to a category of relevant funds (the Category) and a peer group of comparable funds (the Peer Group) each selected by Morningstar, Inc. (Morningstar), an independent provider of investment company data, for a range of periods ended December 31, 2005; (ii) advisory and other fees incurred by, and the expense ratios of, the Fund relative to a Category and a Peer Group; (iii) the advisory fees of comparable portfolios of other clients of the Adviser and the Subadviser; (iv) the Adviser’s financial results and condition, including its and certain of its affiliates’ profitability from services performed for the Fund; (v) breakpoints in the Fund’s and the Peer Group’s fees, and information about economies of scale; (vi) the Adviser’s and Subadviser’s record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the structure and responsibilities of the Adviser’s and Subadviser’s compliance department; (vii) the background and experience of senior management and investment professionals and (viii) the nature, cost and character of advisory and non-investment management services provided by the Adviser and its affiliates and by the Subadviser.

The Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. It was based on performance and other information as of December 31, 2005; facts may have changed between that date and the date of this shareholders report. The key factors considered by the Board and the conclusions reached are described below.

Nature, extent and quality of services

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of the Adviser and Subadviser. In addition, the Board took into account the administrative services provided to the Fund by the Adviser and its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser and Subadviser were sufficient to support renewal of the Advisory Agreements.

Fund performance

The Board considered the performance results for the Fund over various time periods ended December 31, 2005. The Board also considered these results in comparison to the performance of the Category, as well as the Fund’s Peer Group and benchmark index. Morningstar determined the Category and the Peer Group for the Fund. The Board reviewed with a representative of Morningstar the methodology used by Morningstar to select the funds in the Category and the Peer Group.

The Board favorably noted that the Fund’s performance during the periods under review was higher than the median performance of the Peer Group and Category, and its benchmark index, the Credit Suisse High Yield Index.

Investment advisory fee and subadvisory fee
rates and expenses

The Board reviewed and considered the contractual investment advisory fee rate payable by the Fund to the Adviser for investment advisory services (the Advisory Agreement Rate). The Board received and considered information comparing the Advisory Agreement Rate with the advisory fees for the Peer Group and Category. The Board noted that the Advisory Agreement Rate was lower than the median rate of the Peer Group and Category.

The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution and fees other than advisory and distribution fees, including transfer agent fees, custodian fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Peer Group median. The Board also received and considered expense information regarding the Fund’s total operating expense ratio (Expense Ratio). The Board received and considered information comparing the Expense Ratio of the Fund to that of the Category and Peer Group medians. The Board noted that the Fund’s Expense Ratio was lower than the Category and Peer Group medians.

The Adviser also discussed the Morningstar data and rankings, and other relevant information, for the Fund. Based on the above-referenced considerations and other factors, the Board concluded that the Fund’s overall performance and expenses supported the re-approval of the Advisory Agreements.

The Board also received information about the investment subadvisory fee rate (the Subadvisory Agreement Rate) payable by the Adviser to the Subadviser for investment subadvisory services. The Board concluded that the Subadvisory Agreement Rate was fair and equitable, based on its consideration of the factors described here.

Profitability

The Board received and considered a detailed profitability analysis of the Adviser based on the Advisory Agreements, as well as on other relationships between the Fund and the Adviser and its affiliates, including the Subadviser. The Board concluded that, in light of the costs of providing investment management and other services to the Fund, the profits and other ancillary benefits reported by the Adviser were not unreasonable.

Economies of scale

The Board received and considered general information regarding economies of scale with respect to the management of the Fund, including the Fund’s ability to appropriately benefit from economies of scale under the Fund’s fee structure. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual Funds, but rather are incurred across a variety of products and services.

To the extent the Board and the Adviser were able to identify actual or potential economies of scale from Fund-specific or allocated expenses, in order to ensure that any such economies continue to be reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the Advisory Agreement Rate.

Information about services to other clients

The Board also received information about the nature, extent and quality of services and fee rates offered by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board concluded that the Advisory Agreement Rate and the Subadvisory Agreement Rate were not unreasonable, taking into account fee rates offered to others by the Adviser and Subadviser, respectively, after giving effect to differences in services.

Other benefits to the Adviser

The Board received information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of the Adviser’s relationship with the Fund. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Fund and benefits potentially derived from an increase in the business of the Adviser as a result of its relationship with the Fund (such as the ability to market to shareholders other financial products offered by the Adviser and its affiliates).

The Board also considered the effectiveness of the Adviser’s, Subadviser’s and Fund’s policies and procedures for complying with the requirements of the federal securities laws, including those relating to best execution of portfolio transactions and brokerage allocation.

Other factors and broader review

As discussed above, the Board reviewed detailed materials received from the Adviser and Subadviser as part of the annual re-approval process. The Board also regularly reviews and assesses the quality of the services that the Fund receives throughout the year. In this regard, the Board reviews reports of the Adviser and Subadviser at least quarterly, which include, among other things, fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year.

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board concluded that approval of the continuation of the Advisory Agreements for the Fund was in the best interest of the Fund and its shareholders. Accordingly, the Board unanimously approved the continuation of the Advisory Agreements.

1 The Board previously considered information about the Subadvisory Agreement at the September and December 2005 Board meetings in connection with the Adviser’s reorganization.

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Ronald R. Dion, Born: 1946	2005	60

Independent Chairman (since 2005); Chairman and Chief Executive
Officer, R.M. Bradley & Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore Medical Center; Director,
Boston Stock Exchange; Director, BJ’s Wholesale Club, Inc. and a corporator of the Eastern Bank; Trustee, Emmanuel College; Director, Boston Municipal
Research Bureau; Member of the Advisory Board, Carroll Graduate School
of Management at Boston College.

James F. Carlin, Born: 1940	2005	60

Director and Treasurer, Alpha Analytical Laboratories Inc. (chemical analysis)
(since 1985); Part Owner and Treasurer, Lawrence Carlin Insurance Agency,
Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (until 2005); Chairman and Chief Executive Officer,
Carlin Consolidated, Inc. (management/investments) (since 1987); Trustee,
Massachusetts Health and Education Tax Exempt Trust (1993–2003).

William H. Cunningham, Born: 1944	2005	60

Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman and Chief Executive Officer, IBT
Technologies (until 2001); Director of the following: Hire.com (until 2004),
STC Broadcasting, Inc. and Sunrise Television Corp. (until 2001), Symtx,
Inc. (electronic manufacturing) (since 2001), Adorno/Rogers Technology,
Inc. (until 2004), Pinnacle Foods Corporation (until 2003), rateGenius
(until 2003), Lincoln National Corporation (insurance) (since 2006), Jefferson-
Pilot Corporation (diversified life insurance company) (until 2006), New
Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain
(until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), AskRed.
com (until 2001), Southwest Airlines (since 2000), Introgen (since 2000)
and Viasystems Group, Inc. (electronic manufacturer) (until 2003); Advisory
Director, Interactive Bridge, Inc. (college fundraising) (until 2001); Advisory
Director, Q Investments (until 2003); Advisory Director, JPMorgan Chase Bank
(formerly Texas Commerce Bank–Austin), LIN Television (since 2002), WilTel
Communications (until 2003) and Hayes Lemmerz International, Inc. (diversified automotive parts supply company) (since 2003).

Independent Trustees (continued)

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

Charles L. Ladner, [2] Born: 1938	2004	60

Chairman and Trustee, Dunwoody Village, Inc. (retirement services)
(until 2003); Senior Vice President and Chief Financial Officer, UGI Corporation
(public utility holding company) (retired 1998); Vice President and Director,
AmeriGas, Inc. (retired 1998); Director, AmeriGas Partners, L.P. (gas distribu-
tion) (until 1997); Director, EnergyNorth, Inc. (until 1995); Director, Parks and
History Association (until 2005).

John A. Moore,[2] Born: 1939	2001	60

President and Chief Executive Officer, Institute for Evaluating Health Risks,
(nonprofit institution) (until 2001); Senior Scientist, Sciences International
(health research) (until 2003); Former Assistant Administrator and Deputy
Administrator, Environmental Protection Agency; Principal, Hollyhouse
(consulting) (since 2000); Director, CIIT Center for Health Science Research
(nonprofit research) (2002–2006).

Patti McGill Peterson,[2] Born: 1943	2001	60

Executive Director, Council for International Exchange of Scholars and Vice
President, Institute of International Education (since 1998); Senior Fellow,
Cornell Institute of Public Affairs, Cornell University (until 1998); Former
President, Wells College and St. Lawrence University; Director, Niagara
Mohawk Power Corporation (until 2003); Director, Ford Foundation,
International Fellowships Program (since 2002); Director, Lois Roth Endowment
(since 2002); Director, Council for International Educational Exchange
(since 2003).

Steven R. Pruchansky, Born: 1944	2005	60

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida,
Inc. (since 2000); Director and President, Greenscapes of Southwest Florida,
Inc. (until 2000); Managing Director, JonJames, LLC (real estate) (since 2001);
Director, First Signature Bank & Trust Company (until 1991); Director, Mast
Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Non-Independent Trustee[3]

Name, Year of Birth		Number of
Position(s) held with Fund	Trustee	John Hancock
Principal occupation(s) and other	of Fund	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle, Born: 1959	2005	264

President, John Hancock Insurance Group; Executive Vice President, John
Hancock Life Insurance Company (since June 2004); Chairman and Director,
John Hancock Advisers, LLC (the Adviser), John Hancock Funds, LLC and
The Berkeley Financial Group, LLC (The Berkeley Group) (holding company)
(since 2005); Senior Vice President, The Manufacturers Life Insurance
Company (U.S.A.) (until 2004).

Principal officers who are not Trustees

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Keith F. Hartstein, Born: 1956	2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director,
President and Chief Executive Officer, the Adviser, The Berkeley Group,
John Hancock Funds, LLC (since 2005); Director, MFC Global Investment
Management (U.S.), LLC (MFC Global (U.S.)) (since 2005); Director, John
Hancock Signature Services, Inc. (since 2005); President and Chief Executive
Officer, John Hancock Investment Management Services, LLC (since 2006);
President and Chief Executive Officer, John Hancock Funds, John Hancock
Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Director, Chairman and President, NM Capital Management, Inc. (since 2005);
Chairman, Investment Company Institute Sales Force Marketing Committee
(since 2003); Director, President and Chief Executive Officer, MFC Global (U.S.)
(2005–2006); Executive Vice President, John Hancock Funds, LLC (until 2005).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.)
(since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John
Hancock Funds II and John Hancock Funds III; Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company (1999–
2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional
Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select
Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President and Chief Compliance Officer, John Hancock Investment
Management Services, LLC, the Adviser and MFC Global (U.S.) (since 2005);
Vice President and Chief Compliance Officer, John Hancock Funds, John
Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2005);
Vice President and Assistant Treasurer, Fidelity Group of Funds (until 2004);
Vice President and Ethics & Compliance Officer, Fidelity Investments
(until 2001).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Chief Financial Officer, John Hancock Funds, John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (June 2007–Present); Assistant
Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–June 2007); Vice President, Goldman Sachs (2005–
June 2007); Managing Director and Treasurer of Scudder Funds, Deutsche
Asset Management (2003–2005); Director, Tax and Financial Reporting,
Deutsche Asset Management (2002–2003); Vice President and Treasurer,
Deutsche Global Fund Services (1999–2002).

Principal officers who are not Trustees (continued)

Name, Year of Birth
Position(s) held with Fund	Officer
Principal occupation(s) and other	of fund
directorships during past 5 years	since

Gordon M. Shone, Born: 1956	2006

Treasurer
Treasurer, John Hancock Funds (since 2006), John Hancock Funds II, John
Hancock Funds III and John Hancock Trust (since 2005); Vice President and
Chief Financial Officer, John Hancock Trust (2003–2005); Senior Vice President,
John Hancock Life Insurance Company (U.S.A.) (since 2001); Vice President,
John Hancock Investment Management Services, Inc., John Hancock Advisers,
LLC (since 2006) and The Manufacturers Life Insurance Company (U.S.A.)
(1998–2000).

John G. Vrysen, Born: 1955	2005

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2006); Director,
Executive Vice President and Chief Operating Officer, the Adviser, The Berkeley
Group and John Hancock Funds, LLC (June 2007–Present); Chief Operating
Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III
and John Hancock Trust (June 2007–Present); Director, Executive Vice
President and Chief Financial Officer, the Adviser, The Berkeley Group and
John Hancock Funds, LLC (until June 2007); Executive Vice President and Chief
Financial Officer, John Hancock Investment Management Services, LLC (since
2005), Vice President and Chief Financial Officer, MFC Global (U.S.) (since
2005); Director, John Hancock Signature Services, Inc. (since 2005); Chief
Financial Officer, John Hancock Funds, John Hancock Funds II, John Hancock
Funds III and John Hancock Trust (2005–June 2007); Vice President and
General Manager, Fixed Annuities, U.S. Wealth Management (until 2005); Vice
President, Operations, Manulife Wood Logan (2000–2004).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit and Compliance Committee.

3 Non-Independent Trustee holds positions with the Fund’s investment adviser, underwriter and certain other affiliates.

For more information

The Fund’s proxy voting policies, procedures and records are available without charge, upon request:

By phone	On the Fund’s Web site	On the SEC’s Web site
1-800-225-5291	www.jhfunds.com/proxy	www.sec.gov

Investment adviser	Custodian	Legal counsel
John Hancock Advisers, LLC	The Bank of New York	Kirkpatrick & Lockhart
601 Congress Street	One Wall Street	Preston Gates Ellis LLP
Boston, MA 02210-2805	New York, NY 10286	One Lincoln Street
Boston, MA 02111-2950
Subadviser	Transfer agent
MFC Global Investment	John Hancock Signature	Independent registered public
Management (U.S.), LLC	Services, Inc.	accounting firm
101 Huntington Avenue	One John Hancock Way,	PricewaterhouseCoopers LLP
Boston, MA 02199	Suite 1000	125 High Street
	Boston, MA 02217-1000	Boston, MA 02110
Principal distributor
John Hancock Funds, LLC
601 Congress Street
Boston, MA 02210-2805

How to contact us

Internet	www.jhfunds.com

Mail	Regular mail:	Express mail:
	John Hancock	John Hancock
	Signature Services, Inc.	Signature Services, Inc.
	One John Hancock Way, Suite 1000	Mutual Fund Image Operations
	Boston, MA 02217-1000	380 Stuart Street
Boston, MA 02116

Phone	Customer service representatives	1-800-225-5291
	EASI-Line	1-800-338-8080
	TDD line	1-800-554-6713

A listing of month-end portfolio holdings is available on our Web site, www.jhfunds.com. A more detailed portfolio holdings summary is available on a quarterly basis 60 days after the fiscal quarter on our Web site or upon request by calling 1-800-225-5291, or on the SEC’s Web site, www.sec.gov.

J O H N   H A N C O C K   F A M I L Y   O F   F U N D S

EQUITY	INTERNATIONAL
Balanced Fund	Greater China Opportunities Fund
Classic Value Fund	International Allocation Portfolio
Classic Value Fund II	International Classic Value Fund
Classic Value Mega Cap Fund	International Core Fund
Core Equity Fund	International Growth Fund
Global Opportunities Fund
Global Shareholder Yield Fund	INCOME
Growth Fund	Bond Fund
Growth Opportunities Fund	Government Income Fund
Growth Trends Fund	High Yield Fund
Intrinsic Value Fund	Investment Grade Bond Fund
Large Cap Equity Fund	Strategic Income Fund
Large Cap Select Fund
Mid Cap Equity Fund	TAX-FREE INCOME
Multi Cap Growth Fund	California Tax-Free Income Fund
Small Cap Equity Fund	High Yield Municipal Bond Fund
Small Cap Fund	Massachusetts Tax-Free Income Fund
Small Cap Intrinsic Value Fund	New York Tax-Free Income Fund
Sovereign Investors Fund	Tax-Free Bond Fund
U.S. Core Fund
U.S. Global Leaders Growth Fund	MONEY MARKET
Value Opportunities Fund	Money Market Fund
U.S. Government Cash Reserve
ASSET ALLOCATION
Allocation Core Portfolio	CLOSED - END
Allocation Growth + Value Portfolio	Bank and Thrift Opportunity Fund
Lifecycle 2010 Portfolio	Financial Trends Fund, Inc.
Lifecycle 2015 Portfolio	Income Securities Trust
Lifecycle 2020 Portfolio	Investors Trust
Lifecycle 2025 Portfolio	Patriot Premium Dividend Fund II
Lifecycle 2030 Portfolio	Patriot Select Dividend Trust
Lifecycle 2035 Portfolio	Preferred Income Fund
Lifecycle 2040 Portfolio	Preferred Income II Fund
Lifecycle 2045 Portfolio	Preferred Income III Fund
Lifecycle Retirement Portfolio	Tax-Advantaged Dividend Income Fund
Lifestyle Aggressive Portfolio
Lifestyle Balanced Portfolio
Lifestyle Conservative Portfolio
Lifestyle Growth Portfolio
Lifestyle Moderate Portfolio

SECTOR
Financial Industries Fund
Health Sciences Fund
Real Estate Fund
Regional Bank Fund
Technology Fund
Technology Leaders Fund

The Fund’s investment objectives, risks, charges and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, call your financial professional, call John Hancock Funds at 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com. Please read the prospectus carefully before investing or sending money.

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds. com

Now available: electronic delivery
www.jhfunds. com/edelivery

This report is for the information of the shareholders of John Hancock High Yield Fund.

5700A 5/07
7/07

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2007, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Charles L. Ladner is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $88,600 for the fiscal year ended May 31, 2006 (broken out as follows: John Hancock Government Income Fund - $28,700, John Hancock High Yield Fund - $31,350 and John Hancock Investment Grade Bond Fund - $28,550) and $85,400 for the fiscal year ended May 31, 2007 (broken out as follows: John Hancock Government Income Fund - $28,700, John Hancock High Yield Fund - $31,350 and John Hancock Investment Grade Bond Fund - $25,350). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal year ended May 31, 2006 and fiscal year ended May 31, 2007 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $10,750 for the fiscal year ended May 31, 2006 (broken out as follows: John Hancock Government Income Fund - $3,600, John Hancock High Yield Fund - $3,950 and John Hancock Investment Grade Bond Fund - $3,200) and $10,750 for the fiscal year ended May 31, 2007 (broken out as follows: John Hancock Government Income Fund - $3,600, John Hancock High Yield Fund - $3,950 and John Hancock Investment Grade Bond Fund - $3,200). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees

There were no other fees during the fiscal year ended May 31, 2006 and fiscal year ended May 31, 2007 billed to the registrant or to the control affiliates.

(e)(1) See attachment "Approval of Audit, Audit-related, Tax and Other Services", with the audit committee pre-approval policies and procedures.

(e)(2) There were no fees that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2006 and May 31, 2007 on behalf of the registrant or on behalf of the control affiliates that relate directly to the operations and financial reporting of the registrant.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2007, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $10,000 for the fiscal year ended May 31, 2006, and $3,264,859 for the fiscal year ended May 31, 2007.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Dr. John A. Moore - Chairman
Charles L. Ladner
Patti McGill Peterson

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Governance Committee Charter”.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Approval of Audit, Audit-related, Tax and Other Services is attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: July 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Keith F. Hartstein
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Keith F. Hartstein
President and Chief Executive Officer

Date: July 23, 2007

By: /s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date: July 23, 2007